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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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Smurfit-Stone Container Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SMURFIT-STONE CONTAINER CORPORATION
150 N. Michigan Avenue
Chicago, Illinois 60601-7568

April 5, 2004

Dear Stockholder:

              You are cordially invited to attend our Company's 2004 Annual Meeting of Stockholders, which will be held on Wednesday, May 12, 2004, at 10:00 a.m. Central Time at the Charles F. Knight Executive Education Center at Washington University in St. Louis, One Brookings Drive, St. Louis, Missouri 63130. The formal Notice of Annual Meeting of Stockholders and Proxy Statement accompanying this letter describe the business to be acted upon at the meeting.

              Your vote is important and your shares should be represented at the meeting whether or not you are personally able to attend. Accordingly, you are requested to mark, sign, date and return the accompanying proxy promptly. Alternatively, you may vote either by telephone or via the Internet. Instructions for using these convenient services are set forth on the proxy card.

              On behalf of the Board of Directors, thank you for your continued support of Smurfit-Stone Container Corporation.

Sincerely,

PATRICK J. MOORE Chairman, President and Chief Executive Officer

SMURFIT-STONE CONTAINER CORPORATION

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on Wednesday, May 12, 2004

              NOTICE IS HEREBY GIVEN that the 2004 Annual Meeting of Stockholders of Smurfit-Stone Container Corporation, a Delaware corporation (the "Company"), will be held on Wednesday, May 12, 2004, at 10:00 a.m. Central Time at the Charles F. Knight Executive Education Center at Washington University in St. Louis, One Brookings Drive, St. Louis, Missouri, to act upon the following matters, which are described more fully in the accompanying Proxy Statement:

      1.
      The election of eight (8) directors for terms of office expiring at the annual meeting of stockholders in 2005;

      2.
      The ratification of the appointment of Ernst & Young LLP as independent auditors of the Company for 2004;

      3.
      The approval of the Smurfit-Stone Container Corporation 2004 Long Term Incentive Plan;

      4.
      The approval of the Smurfit-Stone Container Corporation Non-Employee Director Deferred Compensation Plan;

      5.
      To consider and act upon a stockholder proposal described herein; and

      6.
      Such other business as may properly come before the meeting and/or any adjournment or postponement thereof.

              All holders of common stock of record at the close of business on March 15, 2004 are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof.

              The Board of Directors of the Company has authorized the solicitation of proxies. Unless otherwise directed, the proxies will be voted FOR the election of the nominees listed in the attached Proxy Statement to be members of the Board of Directors of the Company; FOR the ratification of the appointment of independent auditors of the Company for 2004; FOR the approval of the Smurfit-Stone Container Corporation 2004 Long Term Incentive Plan; FOR the approval of the Smurfit-Stone Container Corporation Non-Employee Director Deferred Compensation Plan; AGAINST the stockholder proposal; and on other business that may properly come before the Annual Meeting, as the named proxies in their best judgment shall decide.

              Any stockholder submitting a proxy may revoke such proxy at any time prior to its exercise by notifying the Secretary of the Company in writing at 150 N. Michigan Avenue, Chicago, Illinois 60601-7568, prior to the Annual Meeting, and if you attend the Annual Meeting you may revoke your proxy if previously submitted and vote in person by notifying the Secretary of the Company at the Annual Meeting.

              This notice of annual meeting and proxy statement and form of proxy are being distributed on or about April 5, 2004.

              Your vote is very important. Whether or not you plan to attend the annual meeting, we encourage you to read this proxy statement and submit your proxy as soon as possible. You may submit your proxy for the annual meeting by completing, signing, dating and returning your proxy in the pre-addressed envelope provided, or, in most cases, by telephone or Internet.

By Order of the Board of Directors

CRAIG A. HUNT Secretary

Chicago, Illinois
April 5, 2004

SMURFIT-STONE CONTAINER CORPORATION

PROXY STATEMENT

FOR 2004 ANNUAL MEETING OF STOCKHOLDERS

General Information

              This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Smurfit-Stone Container Corporation, a Delaware corporation (the "Company"), 150 North Michigan Avenue, Chicago, Illinois 60601-7568, for use at the 2004 Annual Meeting of Stockholders to be held on Wednesday, May 12, 2004, at 10:00 a.m. Central Time at the Charles F. Knight Executive Education Center at Washington University in St. Louis, One Brookings Drive, St. Louis, Missouri. The Board of Directors of the Company urges that your proxy be executed and returned promptly in the enclosed envelope. Alternatively, stockholders may also deliver proxies via the Internet or by calling a toll-free telephone number (1-800-435-6710). Each of these voting procedures is designed to authenticate stockholders' identities, to allow stockholders to give their voting instructions and to confirm that stockholders' instructions have been recorded properly. Instructions for voting by telephone and via the Internet are set forth on the enclosed proxy card.

              Any stockholder submitting a proxy may revoke such proxy (including a proxy by telephone or the Internet) at any time prior to its exercise by notifying the Secretary of the Company, in writing, prior to the Annual Meeting. Any stockholder attending the Annual Meeting may revoke his proxy (including a proxy by telephone or the Internet) and vote personally by notifying the Secretary of the Company at the Annual Meeting. Only stockholders of record at the close of business on March 15, 2004 will be entitled to notice of, and to vote at, the Annual Meeting and/or any adjournment or postponement thereof. At the close of business on March 15, 2004, the Company had 251,669,637 outstanding shares of common stock, $.01 par value per share (the "Common Stock"), and 4,599,300 outstanding shares of 7% Series A Cumulative Exchangeable Redeemable Convertible Preferred Stock (the "Preferred Stock"). Each share of Common Stock entitles the holder thereof to one vote. The holders of the Preferred Stock are not entitled to vote on the matters to be voted on at the Annual Meeting.

              If the accompanying proxy card is signed and returned, the shares represented thereby will be voted in accordance with the directions on the proxy card. Unless a stockholder specifies otherwise therein, the proxy will be voted in accordance with the recommendations of the Board of Directors on all proposals. The presence in person or by proxy of a majority of the voting power represented by outstanding shares of Common Stock (125,834,819 shares) will constitute a quorum for the transaction of business at the Annual Meeting.

              Directors will be elected by a plurality of the voting power represented and entitled to vote at the meeting. The passage of the other proposals will be determined by the affirmative vote of the majority of the voting power represented and entitled to vote at the meeting. In the election of directors, abstentions and broker non-votes will not affect the outcome except in determining the presence of a quorum and in the sense that such persons will not be counted toward the number of votes required for any nominee's election. An instruction to "abstain" from voting on the other proposals will have the same effect as a vote against the proposal. Broker non-votes will not be considered as present and entitled to vote on the proposals; therefore, broker non-votes will have no effect on the number of affirmative votes required to adopt such proposal.

              This Proxy Statement and the enclosed proxy card are being mailed to the stockholders of the Company on or about April 5, 2004.

PROPOSAL 1—ELECTION OF DIRECTORS

              The Board of Directors of the Company currently consists of eight (8) directors. Each of the directors is serving a term expiring at the Annual Meeting, and is being nominated for re-election. The Board of Directors of the Company recommends a vote FOR the eight (8) nominees. If re-elected, each nominee will serve until the annual election of directors in the year 2005 or until his successor is duly elected and qualified, or his earlier death, resignation or removal. If any of the nominees are unavailable for election, an event which the Board of Directors of the Company does not presently anticipate, the persons named in the enclosed proxy intend to vote the proxies solicited hereby FOR the election of such other nominee or nominees as may be nominated by the Board of Directors.

              Based on the recommendation of the Nominating and Governance Committee, all of the nominees have been approved unanimously by the Board of Directors of the Company for re-election. The Board of Directors of the Company has also determined that each of the nominees other than Mr. Moore, the Company's Chairman, President and Chief Executive Officer, satisfy the definition of an "independent director" set forth in the marketplace rules of the Nasdaq Stock Market, Inc. ("NASDAQ"). Set forth below is information concerning the eight (8) nominees for director.

Nominees for Directors to be Re-Elected at the 2004 Annual Meeting for Terms Expiring in 2005

Name	Principal Occupation and Other Information

James R. Boris	Mr. Boris, born October 25, 1944, was first elected as a Director in 2003. He has been the Chairman of JB Capital Management, LLC since November 1999, and prior to that was Chairman and Chief Executive Officer of EVEREN Securities, Inc. (formerly Kemper Securities, Inc.) from 1990 to October 1999. Mr. Boris is a director of Peoples Energy Corporation and the Chicago Board Options Exchange.
Alan E. Goldberg
Mr. Goldberg, born September 1, 1954, was first elected as a Director in 1989. He has been a Co-Managing Partner of Lindsay Goldberg & Bessemer G.P. LLC and its related investment manager Goldberg Lindsay & Co. LLC since March 2001. He served as Chairman and Chief Executive Officer of Morgan Stanley Dean Witter Private Equity from February 1998 to January 2001. He served as a Managing Director of Morgan Stanley & Co. Incorporated from January 1988 to January 2001.
William T. Lynch, Jr.
Mr. Lynch, born December 3, 1942, was first elected as a Director in 2003. He has been President and Chief Executive Officer of Liam Holdings, LLC since April 1997. He retired as President and Chief Executive Officer of Leo Burnett Company in March 1997 after 31 years with the advertising agency. Mr. Lynch is a director of Krispy Kreme Doughnuts, Inc., Pella Corporation and SEI Information Technology.

Patrick J. Moore
Mr. Moore, born September 7, 1954, was appointed President and Chief Executive Officer of the Company and elected as a Director in January 2002, and became Chairman of the Board in May 2003. He was Vice President and Chief Financial Officer from November 1998 until January 2002 and held the same position with Jefferson Smurfit Corporation since October 1996. Prior to that he served as Jefferson Smurfit Corporation's Vice President and General Manager-Industrial Packaging Division and Vice President and Treasurer. Mr. Moore is a director of Archer-Daniels-Midland Company.
James J. O'Connor
Mr. O'Connor, born March 15, 1937, was first elected as a Director in 1998 and serves as the Lead Independent Director. He is the former Chairman and Chief Executive Officer of Unicom Corporation and its subsidiary, Commonwealth Edison Company. He is a director of Corning Incorporated, Trizec Properties, Inc., and UAL Corporation.
Jerry K. Pearlman
Mr. Pearlman, born March 27, 1939, was first elected as a Director in 1998. He is the retired Chairman of the Board and Chief Executive Officer of Zenith Electronics Corporation. Mr. Pearlman is a director of Ryerson-Tull, Inc., and Nanophase Technologies Corporation, and served as a director of Stone Container Corporation from 1984 to 1998.
Thomas A. Reynolds, III
Mr. Reynolds, born May 12, 1952, was first elected as a Director in 1997. He has been a Partner with Winston & Strawn LLP, a law firm that has regularly represented the Company on numerous matters, since 1984, and is a member of Winston & Strawn LLP's executive committee.
William D. Smithburg
Mr. Smithburg, born July 9, 1938, was first elected as a Director in 2003. He is the retired Chairman, President and Chief Executive Officer of The Quaker Oats Company. He is a director of Abbott Laboratories, Northern Trust Corporation, Corning Incorporated and Barry-Wehmiller Companies, Inc., and a member of the Board of Trustees of Northwestern University.

BOARD AND BOARD COMMITTEE MEETINGS,
COMMITTEE FUNCTIONS AND COMPOSITION

              Each non-employee director is entitled to receive an annual fee of $40,000 as compensation for serving on the Board, plus travel expenses in connection with attendance at Board meetings and a fee of $1,500 per meeting attended. Non-employee directors are also entitled to receive an annual grant of 3,000 options to purchase Common Stock at an exercise price equal to the fair market value of the Common Stock on the day prior to the date of grant, and, subject to stockholder approval of the Non-Employee Director Deferred Compensation Plan described herein, an annual grant of Restricted Stock Units valued at $35,000 on the date of the grant. The Company also maintains a matching gift program for charitable donations of up to $7,500 per year made by non-employee directors. Directors who are employees of the Company do not receive any additional compensation by reason of their membership on, or attendance at meetings of, the Board. The Board held six meetings in 2003. Each of our directors attended at least 75% of all the meetings of the Board and those committees on which he served during 2003.

              The Board of Directors maintains three standing committees, including an Audit Committee, a Compensation Committee and a Nominating and Governance Committee. Each of these committees operates pursuant to a written charter setting out the functions and responsibilities of the committee, which may be reviewed on our website at www.smurfit-stone.com and are also available to stockholders in print upon request. The number of meetings held by these committees, their functions and the members of the Board serving on such committees are set forth below. Each non-employee director is entitled to receive $1,500 for each committee meeting attended. The Chairman of each of the Audit Committee, the Compensation Committee, and the Nominating and Governance Committee is entitled to receive an additional fee of $5,000 annually.

              The Audit Committee operates under a written charter adopted by the Board of Directors and is responsible for appointing the independent auditors for the Company (subject to stockholder ratification), and meeting with the independent auditors, the director of internal audit and other corporate officers to review matters relating to corporate financial reporting and accounting procedures and policies. Among other responsibilities, the Audit Committee also reviews financial information provided to stockholders and others, assesses the adequacy of financial, accounting, operating and disclosure controls, evaluates the scope of the audits of the independent auditors and internal auditors, and reports on the results of such audits to the Board of Directors. The current members of the Audit Committee are Mr. Pearlman (Chairman), Mr. Boris and Mr. O'Connor, all of whom meet all applicable independence standards for Audit Committee membership under the NASDAQ marketplace rules and Securities and Exchange Commission ("SEC") rules. The Nominating and Governance Committee, on behalf of the Board of Directors, has determined that under the NASDAQ marketplace rules, Mr. Pearlman qualifies as a financial expert because of his prior experience as Chief Financial Officer of a public company, and as Chief Executive Officer of a public company actively supervising the principal financial officer. The Audit Committee held six meetings during 2003.

              The Compensation Committee operates under a written charter adopted by the Board of Directors and is responsible for administering stock-based compensation programs (including the Company's 1998 Long-Term Incentive Plan ("Incentive Plan") and the Management Incentive Plan ("MIP")) thereunder for all participants in such programs, determining other compensation and benefits of the Chairman, President and Chief Executive Officer and other executive officers, and determining director compensation. The current members of the Compensation Committee are Mr. Smithburg (Chairman), Mr. Goldberg, Mr. Lynch and Mr. Pearlman, all of whom meet all of the applicable independence standards for Compensation Committee membership under the NASDAQ marketplace rules. The Compensation Committee held four meetings during 2003.

              The Nominating and Governance Committee operates under a written charter adopted by the Board of Directors and is responsible for identifying individuals qualified to become members of the Board of Directors, recommending to the Board of Directors the director nominees to be proposed for election by the stockholders, recommending to the Board of Directors corporate governance guidelines and procedures applicable to the Company, leading the Board in its annual review of the Board's performance, and recommending to the Board of Directors nominees for each committee. The current members of the Nominating and Governance Committee are Mr. O'Connor (Chairman), Mr. Lynch and Mr. Smithburg, all of whom meet applicable independence standards under the NASDAQ marketplace rules and SEC rules. The Nominating and Governance Committee held three meetings during 2003.

              The Nominating and Governance Committee will consider nominees recommended by stockholders of the Company. Each stockholder must comply with applicable requirements of the Company's Bylaws and the Securities Exchange Act of 1934, as amended, and the regulations thereunder with respect to the nomination of, or proposal of, nominees for election as directors of the Company. Any such stockholder nominations, together with appropriate biographical information, should be submitted to the Chairman of the Nominating and Governance Committee, c/o Mr. Craig A. Hunt, Secretary, Smurfit-Stone Container Corporation, 150 N. Michigan Avenue, Chicago, Illinois 60601-7568. The Nominating and Governance Committee has not established specific, minimum qualifications for director nominees that it recommends to the Board of Directors, but instead periodically advises the Board of Directors of the combination of skills, experience, perspective and background that its members believe are required for the effective functioning of the Board of Directors considering our current business strategies and the regulatory, geographic and market environment. Nominees to be evaluated by the Nominating and Governance Committee for future vacancies on the Board of Directors will be selected by the committee from candidates recommended by multiple sources, including business and personal contacts of the members of the Nominating and Governance Committee, recommendations by our senior management and candidates identified by independent search firms, stockholders and other sources, all of whom will be evaluated based on the same criteria. Board members are expected to prepare for, attend, and participate in all board of directors and applicable committee meetings. In 2003, all of our directors attended our annual meeting of stockholders. The Nominating and Governance Committee considers a director's past attendance record, participation and contribution to the board of directors in considering whether to recommend the re-election of such director.

              The Second Amended and Restated Bylaws of the Company provide that the members of the Board who are "independent" under the NASDAQ marketplace rules ("Independent Directors") shall hold regularly scheduled meetings ("Executive Sessions") where only Independent Directors are present, and shall elect one director to act as the Lead Independent Director to preside at all Executive Sessions. Mr. O'Connor currently serves as Lead Independent Director. All of the nominees other than Mr. Moore have been determined by the Board to be Independent Directors. The Independent Directors held five Executive Sessions in 2003.

              Interested parties may communicate directly with the Board of Directors, the Independent Directors as a group or any individual director by submitting written correspondence addressed to them at Smurfit-Stone Container Corporation, 150 N. Michigan Avenue, Chicago, Illinois 60601-7568.

PRINCIPAL STOCKHOLDERS

Security Ownership of Certain Beneficial Owners

              The table below sets forth certain information regarding the beneficial ownership of the Common Stock by each person who is known to the Company to be the beneficial owner of more than 5% of the Company's voting stock as of December 31, 2003. Except as noted below, the stockholders named below have sole voting and investment power with respect to all shares of Common Stock shown as being beneficially owned by them.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(a)	Percent of Common Stock
AXA 25 Avenue Matignon 75008 Paris, France	33,726,812	13.50%
Wellington Management Company, LLP 75 State Street Boston, Massachusetts 02109	31,352,873	12.55%
FMR Corp 82 Devonshire Street Boston, Massachusetts 02109	19,228,333	7.70%

(a)
The number of shares of Common Stock beneficially owned was determined solely by a review of Schedules 13-G filed with the Securities and Exchange Commission, which state that (i) of the shares shown as beneficially owned by AXA, such beneficial owner had sole voting power as to 12,686,636 of such shares and shared voting power as to 7,281,490 of such shares; (ii) of the shares shown as beneficially owned by Wellington Management Company, LLP, such beneficial owner had sole voting power as to none of such shares and shared voting power as to 25,363,907 of such shares and shared dispositive power as to all of such shares; and (iii) of the shares shown as beneficially owned by FMR Corp., such beneficial owner had sole voting power as to 1,443,785 of such shares.

Security Ownership of Management

              The table below sets forth certain information regarding the beneficial ownership of shares of Common Stock as of February 29, 2004 for (i) each director, (ii) each of the Named Executive Officers (as defined below) and (iii) all directors and executive officers of the Company as a group.

Beneficial Owner	Amount and Nature of Beneficial Ownership(a)(b)	Percent of Common Stock(c)
Michael W. J. Smurfit(d)	6,282,777	2.5%
Patrick J. Moore	862,117	0.3%
William N. Wandmacher	256,489	0.1%
F. Scott Macfarlane	243,657	0.1%
James P. Davis	211,549	0.1%
Charles A. Hinrichs	162,909	0.1%
James R. Boris	4,565	*
Alan E. Goldberg	7,208	*
William T. Lynch, Jr.	8,934	*
James J. O'Connor	17,958	*
Jerry K. Pearlman	16,402	*
Thomas A. Reynolds, III	11,208	*
William D. Smithburg	4,892	*
All directors and executive officers as a group (25 persons)	2,402,982	1.0%

(a)
Shares shown as beneficially owned include shares of Common Stock that directors and executive officers have the right to acquire within 60 days after February 29, 2004 pursuant to exercisable options under the stock option plans maintained by the Company, and Restricted Stock Units held by directors and executive officers which have not yet vested.

(b)
Shares shown include the number of shares of Common Stock held in the Savings Plan maintained by the Company as of December 31, 2003 which the executive officers have the right to vote.

(c)
Based upon a total of 251,484,130 shares of Common Stock issued and outstanding as of February 29, 2004. Percentages less than 0.1% are indicated by an asterisk.

(d)
Shares shown as beneficially owned by Dr. Smurfit are as of November 8, 2003, which was the date six months following his resignation from the Company's Board of Directors, and the date at which he was no longer required to report his transactions in Company securities pursuant to Section 16(a) of the Securities Exchange Act of 1934.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

              Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who beneficially own more than ten percent of the Company's common stock, to file initial reports of ownership and reports of changes in ownership with the SEC. Executive officers, directors and greater than ten percent beneficial owners are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

              Based solely on a review of the copies of such forms furnished to the Company and written representations from the Company's executive officers and directors, the Company believes that during the period from January 1, 2003 through December 31, 2003, its executive officers, directors and greater than ten percent beneficial owners complied with all Section 16(a) filing requirements applicable to them, except as follows: (i) executive officers who received Restricted Stock Units ("RSUs") in 2002 and 2003 in connection with the deferral of earned bonus and premium RSUs under the Company's Management Incentive Plan, and Directors who received RSUs in lieu of cash compensation in connection with the July, October and December 2003 Board meetings (the receipt of which is subject to stockholder approval at the 2004 Annual Meeting) reported such transactions on a Form 5 report filed January 7, 2004; (ii) Stock Options awarded to certain executive officers in May 2003 were reported on a late Form 4 report filed in July 2003; (iii) Jeffrey S. Beyersdorfer's January 8, 2003 acquisition of 50.19 shares in his 401(k) Savings Plan account, acquired with Employer-matching contributions, was not reported to the Company by the third-party plan administrator until January 6, 2004, and was reported on a year-end Form 5 on January 8, 2004; and (iv) Michael W. J. Smurfit's award of 500,000 stock options on February 20, 2003 was reported on a late Form 4 report filed March 4, 2003.

EXECUTIVE COMPENSATION

              The following table sets forth the cash and non-cash compensation awarded to or earned by each of the executive officers of the Company named below (the "Named Executive Officers") for each of the last three fiscal years.

SUMMARY COMPENSATION TABLE

		Annual Compensation			Long Term Compensation
Name and Principal Position	Year	Salary ($)	Bonus ($)	Other Annual Compensation ($)	Restricted Stock Award(s) ($)	Securities Underlying Options	All Other Compensation ($)(a)
Michael W. J. Smurfit(d) Chairman of the Board (Retired)	2003 2002 2001	320,769 900,000 900,000	397,602 1,125,000 360,000	0 250,034 260,907	0 0 0	500,000 0 0	582,852 36,822 32,594
Patrick J. Moore(b) Chairman, President and Chief Executive Officer	2003 2002 2001	1,000,000 1,000,000 765,000	750,000 1,100,000 765,000	9,363 8,542 5,920	30,000 1,240,250 76,500	300,000 200,000 50,000	20,037 15,612 12,776
William N. Wandmacher(b) Vice President and General Manager—Containerboard Mill Division	2003 2002 2001	479,722 476,229 461,812	149,062 236,887 242,209	0 0 7,698	5,962 9,475 9,688	50,000 20,000 25,000	28,707 24,302 20,819
F. Scott Macfarlane(b)(c) Vice President and General Manager—Consumer Packaging Division (Retired)	2003 2002 2001	450,000 450,000 369,450	67,500 179,550 137,489	71,732 11,185 9,322	0 7,182 5,500	50,000 20,000 25,000	15,527 11,549 11,235
James P. Davis(b) Vice President and General Manager—Container Division	2003 2002 2001	443,750 425,000 316,975	100,000 183,600 96,716	8,330 2,092 9,772	4,000 7,344 3,869	50,000 70,000 20,000	12,582 9,835 5,250
Charles A. Hinrichs(b) Vice President and Chief Financial Officer	2003 2002 2001	365,000 335,000 230,062	170,016 200,000 92,237	10,235 10,207 11,273	6,801 8,000 3,689	50,000 70,000 15,000	14,750 5,500 5,250

(a)
Amounts shown under "All Other Compensation" for 2003 include a $6,000 contribution to the Company's Savings Plan for each of the Named Executive Officers (except Dr. Smurfit) and Company-paid split-dollar term life insurance premiums for Messrs. Moore ($14,037), Wandmacher ($22,707), Macfarlane ($9,527), Davis ($6,582) and Hinrichs ($8,750). The amount shown in this column for Dr. Smurfit includes a pension payment of $541,459 and a Company-paid split-dollar term life insurance premium of $41,393.

(b)
Under the MIP, the Named Executive Officers (other than Mr. Macfarlane in 2003, due to his announced retirement, and Dr. Smurfit for each year) are required to defer twenty percent of their annual incentive award into Restricted Stock Units ("RSUs"), and the Company matches twenty percent of the amount deferred in the form of premium RSUs, which vest after three years. The Named Executive Officers may elect to defer an additional twenty percent of their annual award into RSUs, with respect to which the Company would match thirty percent of the optional deferral in additional premium RSUs, which vest after three years. The amount shown under "Bonus" for each of the Named Executive Officers (other than Dr. Smurfit in each year and Mr. Macfarlane in 2003) for 2001, 2002 and 2003 includes the twenty percent deferral. Mr. Moore elected to defer an additional twenty percent of his annual award for 2001. The amount shown under "Bonus" for Mr.

  Moore in 2001 includes his additional twenty percent deferral. The amounts shown under "Restricted Stock Awards" for 2001, 2002 and 2003 represent the value of the premium RSUs. The amount under "Restricted Stock Awards" for Mr. Moore in 2002 also includes $1,196,250, the value of the 75,000 RSUs granted to Mr. Moore in connection with his promotion to President and Chief Executive Officer in January 2002. One-third of these RSUs vest each year beginning on the third anniversary of the grant date. Dividends will not be paid on the RSUs. As of December 31, 2003, the total number of RSUs held by each Named Executive Officer and the value of the RSUs valued using that day's closing share price is as follows:

Name	Number of RSUs	Value ($)
Dr. Smurfit	0	0
Mr. Moore	119,953	2,227,527
Mr. Macfarlane	5,324	98,867
Mr. Wandmacher	8,023	148,987
Mr. Davis	4,724	87,725
Mr. Hinrichs	4,930	91,550
(c)
Mr. Macfarlane retired as Vice President and General Manager—Consumer Packaging Division at the end of 2003. Effective upon his retirement, all of his stock options became fully vested and exercisable.

(d)
Dr. Smurfit retired as Chairman of the Board on May 8, 2003. Effective upon his retirement, all of his stock options became fully vested and exercisable.

              Option Grants in Last Fiscal Year—The following table provides information concerning stock options granted to the Named Executive Officers during 2003.

OPTION GRANTS IN 2003

					Potential Realizable Value at Annual Rates of Stock Price Appreciation For Option Term ($)(b)
	Number of Securities Underlying Options Granted	% of Total Options Granted to Employees in Fiscal Year(a)
Name			Exercise or Base Price ($ Per Share)	Expiration Date
					5%	10%
Michael W. J. Smurfit	500,000	16.2%	13.53	05/09/08	4,254,472	10,781,668
Patrick J. Moore	300,000	9.7%	13.53	02/20/13	2,552,683	6,469,001
William N. Wandmacher	50,000	1.6%	13.53	02/20/13	425,447	1,078,167
F. Scott Macfarlane	50,000	1.6%	13.53	01/01/09	425,447	1,078,167
James P. Davis	50,000	1.6%	13.53	02/20/13	425,447	1,078,167
Charles A. Hinrichs	50,000	1.6%	13.53	02/20/13	425,447	1,078,167

(a)
Reflects percentage of total options granted to employees in 2003 under the Incentive Plan. An additional 3,000 options were granted to each of the Independent Directors in 2003.

(b)
The dollar amounts under these columns are the result of calculations at 5% and 10% rates, as set by the SEC's executive compensation disclosure rules. Actual gains, if any, on stock option exercises depend on future performance of the Common Stock and overall stock market conditions. No assurance can be made that the amounts reflected in these columns will be achieved.

              As of February 29, 2004, there were 17,608,846 shares of Common Stock reserved for issuance under all of the stock-based incentive plans of the Company, including 994,424 shares available for future grants.

              Option Exercises and Year-End Value Table—The following table summarizes the exercise of options and the value of options held by the Named Executive Officers as of December 31, 2003.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
AND YEAR-END OPTION VALUE

Name	Shares Acquired on Exercise(#)	Value Realized($)	Number of Securities Underlying Unexercised Options At January 1, 2004(#) Exercisable/Unexercisable	Value of Unexercised In-the-Money Options At January 1, 2004($)(a) Exercisable/Unexercisable
Michael W. J. Smurfit	1,026,000	5,930,280	950,000/ 0	3,729,625/ 0
Patrick J. Moore	25,000	207,500	591,666/783,334	3,228,204/3,581,983
William N. Wandmacher	0	0	230,000/190,000	1,462,106/ 866,881
F. Scott Macfarlane	72,000	480,366	230,000/ 0	1,145,063/ 0
James P. Davis	3,000	23,350	175,750/161,250	913,171/ 715,731
Charles A. Hinrichs	0	0	122,500/142,500	560,213/ 617,188

(a)
The closing market value of the Common Stock on December 31, 2003 was $18.57 per share. On that date, the exercise prices for outstanding options held by the Named Executive Officers ranged from $10.00 to $17.625.

EXISTING EQUITY COMPENSATION PLAN INFORMATION

              The table below shows information with respect to all of our equity compensation plans as of February 29, 2004.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights		Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights ($ per share)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities to be Issued as Reflected in Column at Left)(#)
Equity compensation plans approved by security holders	15,568,076(a	)	14.32	994,424
Equity compensation plans not approved by security holders	0		n/a	0
Total	15,568,076(a	)	14.32	994,424

(a)
Does not include 1,046,346 shares to be issued upon conversion of RSUs that have been awarded under the Incentive Plan, but which have not yet vested.

Pension Plans

              The Company and its subsidiaries maintain a non-contributory pension plan for salaried employees (the "Pension Plan") and a non-contributory supplemental income pension plan (the "SIP") for certain key executive officers, under which benefits are determined by final average earnings and years of credited service and are offset by a certain portion of social security benefits. For purposes of the Pension Plan, final average earnings equals the participant's average earnings for the five consecutive highest-paid calendar years of the participant's last 10 years of service, including overtime and certain bonuses, but excluding bonus payments under the MIP, deferred or acquisition bonuses, fringe benefits and certain other compensation. For purposes of the SIP, final average earnings equals the participant's average earnings, including bonuses under the MIP, for the five consecutive highest-paid calendar years of the participant's last 10 years of service. The SIP recognizes all years of credited service.

              The pension benefits for the Named Executive Officers can be calculated pursuant to the following table, which shows the total estimated single life annuity payments (prior to adjustment for Social Security) that would be payable to the Named Executive Officers participating in the Pension Plan and the SIP after various years of service at selected compensation levels. Payments under the SIP are an unsecured liability of the Company.

Remuneration
Final Average Earnings	5 Years	10 Years	15 Years	20 Years	Each Year in Excess of 20 Years
$200,000	$25,000	$50,000	$75,000	$100,000	*
400,000	50,000	100,000	150,000	200,000	*
600,000	75,000	150,000	225,000	300,000	*
800,000	100,000	200,000	300,000	400,000	*
1,000,000	125,000	250,000	375,000	500,000	*
1,200,000	150,000	300,000	450,000	600,000	*
1,400,000	175,000	350,000	525,000	700,000	*
1,600,000	200,000	400,000	600,000	800,000	*
1,800,000	225,000	450,000	675,000	900,000	*
2,000,000	250,000	500,000	750,000	1,000,000	*

              * An additional 1% of earnings is accrued for each year in excess of 20 years.

              Dr. Smurfit and Messrs. Moore, Wandmacher, Macfarlane, Davis, and Hinrichs, participate in the SIP and have 47, 17, 38, 33, 26, and 9 years of credited service, respectively. Current average annual earnings as of December 31, 2003 for each of the Named Executive Officers was as follows: Dr. Smurfit ($1,422,377); Mr. Moore ($1,602,097); Mr. Wandmacher ($622,775); Mr. Macfarlane ($526,238); Mr. Davis ($472,410); and Mr. Hinrichs ($385,819). Dr. Smurfit retired from the Company on May 8, 2003. Mr. Macfarlane retired from the Company effective December 31, 2003. Pursuant to a separate agreement with Mr. Macfarlane, he will receive an additional payment of $75,244 per year for his lifetime in addition to the pension payments described above. The Company's maximum obligation for this additional payment will be $1,104,000.

EMPLOYMENT AGREEMENTS AND SEVERANCE AGREEMENTS

              The Company has entered into agreements (the "Employment Agreements") with each of the Named Executive Officers (other than Dr. Smurfit) and John M. Riconosciuto, who was appointed to succeed Mr. Macfarlane as Vice President and General Manager—Consumer Packaging Division. Mr. Macfarlane's Employment Agreement was terminated upon his retirement. The Employment Agreements require the executives to devote substantially all of their business time to the Company's operations through the term of each executive's respective Employment Agreement, unless sooner terminated by either party in accordance with the provisions of such Employment Agreement.

              The Employment Agreements provide that the executives shall be eligible to participate in any annual performance bonus plans, long-term incentive plans, and/or equity-based compensation plans established or maintained by the Company for its senior executive officers, including the MIP and the Incentive Plan.

              The Employment Agreements provide that if the Company terminates the executive's employment "without cause" or the executive terminates his employment with "good reason", the Company will: (i) pay the executive the full amount of base salary and annual bonus that the Company would have paid under the Employment Agreement had the executive's employment continued to the end of the employment term; (ii) continue the executive's coverage under the Company's medical, dental, life, disability, pension, profit sharing and other executive benefit plans through the end of the employment term; (iii) provide the executive with certain perquisites until the end of the employment term, provided that these Company-provided perquisites will be reduced to the extent the executive receives comparable perquisites without cost during a period of 36 months for Messrs. Moore and Davis and 24 months for Messrs. Hinrichs, Riconosciuto and Wandmacher following each executive's employment termination (the "Post Termination Period"); (iv) continue to count the period through the end of the employment term for purposes of determining the executive's age and service with the Company with respect to (A) eligibility, vesting and the amount of benefits under the Company's executive benefit plans, and (B) the vesting of any outstanding stock options, restricted stock or other equity-based compensation awards; and (v) provide outplacement services.

              The Employment Agreements also provide that if, within 24 months following a "change of control" of the Company, the Company terminates the executive's employment "without cause" or the executive terminates his employment with "good reason", the Company will: (i) pay the executive a multiple of three times for Messrs. Moore and Davis and two times for Messrs. Hinrichs, Riconosciuto and Wandmacher the executive's base salary, as in effect on the date of his termination; (ii) a multiple of three times for Messrs. Moore and Davis and two times for Messrs. Hinrichs, Riconosciuto and Wandmacher the highest of (A) the average annual bonus paid for a prescribed period immediately preceding the executive's employment termination, (B) the target bonus for the fiscal year in which such termination of employment occurs, or (C) the actual bonus attained for the fiscal year in which such termination occurs; (iii) continue the executive's coverage under the Company's medical, dental, life, disability, and other executive benefit plans for the Post Termination Period; (iv) pay the value of continued coverage during the Post Termination Period under any pension, profit sharing or other retirement plan maintained by the Company; (v) continue to provide the executive with certain perquisites, provided that these Company-provided perquisites will be reduced to the extent the executive receives comparable perquisites without cost during the Post Termination Period; (vi) immediately vest all stock options, restricted stock and other equity-based awards; and (vii) pay for certain outplacement services to the executive. The Company generally must make the payments described above within 10 days of the executive's employment termination. Furthermore, the Employment Agreement of Mr. Moore provides that if the payments and benefits described above would be "excess parachute payments" as defined in Code Section 280G, with the effect that the executive is liable for the payment of an excise tax, then the Company will pay the executive an additional amount to "gross up" the executive for such excise tax.

              The Employment Agreements also prohibit the executives from: (i) disclosing the Company's confidential information, inventions or developments; (ii) diverting any business opportunities or prospects from the Company; and (iii) during their employment and for a period of up to two years following termination of their employment, competing with any business conducted by the Company or any of its affiliates, or soliciting any employees, customers or suppliers of the Company within the United States.

              In general, each of the following transactions is considered a change in control under the Employment Agreements: (a) a third party's acquisition of 20% or more of the Common Stock; (b) an unapproved change in the majority of the Board of Directors; (c) completing certain reorganization, merger or consolidation transactions or a sale of all or substantially all of the Company's assets, or (d) the complete liquidation or dissolution of the Company.

              Several other executives (but none of the Named Executive Officers) are parties to Employment Security Agreements (collectively, the "Severance Agreements") with the Company. Among other things, the Severance Agreements provide for a lump sum payment based on a specified multiple of salary and bonus plus the payment of certain fringe benefits under certain circumstances within two years after a "change of control" (as such term is defined in the Severance Agreements).

REPORT OF THE COMPENSATION COMMITTEE
ON EXECUTIVE COMPENSATION

              Notwithstanding anything to the contrary set forth in any of the Company's previous or future filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate this Proxy Statement or future filings with the Securities and Exchange Commission, in whole or in part, the following report shall not be deemed to be incorporated by reference into any such filings.

              The Compensation Committee (the "Committee") consists of four Independent Directors who are not employees of the Company and who have no interlocking relationships to disclose. This Committee oversees the administration of executive compensation programs and determines the compensation of the executive officers.

              The goals of the Company's executive compensation program are: to attract, retain and motivate qualified executives with outstanding abilities; to tie a significant portion of the overall compensation of executive officers to the Company's profitability; and to seek to enhance the Company's profitability by aligning the interests of executive officers with those of the Company's stockholders.

              In determining base salaries for the senior executives, the Committee relies upon national and local salary surveys and analyses of total compensation paid to executives with comparable qualifications, experience and responsibilities at similar companies. Mr. Moore's base salary was unchanged for 2003, while other executive officers received base salary increases ranging from zero to 10.7%.

              The Company's executive officers, as well as other key employees of the Company, participate in the MIP, with awards based upon the attainment of pre-established individual goals, as well as profit targets for the Company and the progress of the Company in achieving its strategic initiatives. In determining the MIP awards for 2003, the Committee took into consideration the Company's performance in operating in an extremely difficult operating environment, the completion of the asset exchange transactions with Jefferson Smurfit Group, the successful integration of the Stevenson, Alabama mill, the completion of the mill restructuring, and in exceeding significant corporate cost saving targets. Based on these factors and numerous other accomplishments during the year, the Committee established an MIP award for 2003 of 75% of salary for Mr. Moore. Dr. Michael W. J. Smurfit's MIP award for 2003 was maintained at its 2002 level, prorated for his partial year of service due to his retirement. The MIP awards of the other executive officers were established at 22.5% to 64.6% of their base salaries, based on the achievement of pre-established goals and objectives. All of the awards were reduced by 25% to reflect the lower operating performance of the Company in 2003.

              From time to time the Committee and the Board of Directors consider the desirability of granting equity awards to executive officers under the Incentive Plan. In determining the amount and nature of awards to executive officers under the Incentive Plan, the Committee takes into account the respective scope of accountability, strategic and operational goals, and anticipated performance requirements and contributions of each executive officer. In February 2003, each of Messrs. Davis, Hinrichs, Macfarlane and Wandmacher was granted 50,000 stock options, and Mr. Moore was granted 300,000 options. The other executive officers of the Company were granted between 7,800 and 20,000 stock options in May 2003, consistent with the amount of options granted to each of them in 2002. Ronald D. Hackney was granted an additional 50,000 stock options in July 2003 upon his promotion to Vice President of Human Resources.

              The Committee previously determined that it was in the Company's best interest to enter into employment agreements with five executive officers in order to adequately compensate these executives and incent them to remain employed with the Company. The terms of such agreements are set forth above under "Employment Agreements and Severance Agreements". The Committee determined in 2004 that, unless approved or ratified by the holders of a majority of the outstanding Common Stock, it will not approve any future agreements with any senior executive officer of the Company that provide for payment upon retirement or other termination of employment of benefits (other than those payable in the ordinary course pursuant to the Pension Plan and the SIP) in excess of 2.99 times the aggregate amount of the executive's then-current salary, bonus and perquisites.

              Section 162(m) of the Internal Revenue Code of 1986 generally limits the Company's federal tax deductibility to $1 million for compensation (other than performance-based compensation) paid in any year to the Company's Chief Executive Officer and each of its four other highest paid executive officers. The Committee will generally seek to qualify compensation paid to its executive officers for deductibility under Section 162(m). The Committee will, however, retain the flexibility to authorize payments of compensation that may not qualify for deductibility if, in the Committee's judgment, it is in the Company's interest to do so.

              Submitted by the Compensation Committee of the Board of Directors.

    Compensation Committee
    William D. Smithburg
    Alan E. Goldberg
    William T. Lynch
    Jerry K. Pearlman

COMPENSATION COMMITTEE INTERLOCKS
AND INSIDER PARTICIPATION

              No member of the Compensation Committee of the Board currently is or was during the year ended December 31, 2003 an officer, former officer or employee of the Company or any of its subsidiaries. No executive officer of the Company served as a member of (i) the compensation committee of another entity in which one of the executive officers of such entity served on the Company's Compensation Committee, (ii) the Board of Directors of another entity in which one of the executive officers of such entity served on the Company's Compensation Committee, or (iii) the compensation committee of another entity in which one of the executive officers of such entity served as a member of the Company's Board of Directors, during the year-ended December 31, 2003.

STOCK PERFORMANCE GRAPH

              The graph below compares the cumulative total stockholder return on an investment in the Common Stock, the S&P 500 Index, and an index of a peer group of paper companies (the "Peer Group") for the five-year period ended December 31, 2003. The Peer Group is comprised of the following 10 medium- to large-sized companies whose primary business is the manufacture and sale of paper products and packaging: Caraustar Industries, Inc., Georgia Pacific Corporation, Graphic Packaging Corp., International Paper Company, MeadWestvaco Corporation, Norampac Inc., Packaging Corporation of America, Rock-Tenn Company, Temple-Inland Inc. and Weyerhaeuser Company. The graph assumes the value of an investment in the Common Stock and each index was $100.00 at December 31, 1998 and that all dividends were reinvested.

Cumulative Total Return
(from December 31, 1998 to December 31, 2003)

Company Name/Index	Base Period Dec. 31 1998	Dec. 31 1999	Dec. 31 2000	Dec. 31 2001	Dec. 31 2002	Dec. 31 2003
SMURFIT-STONE CONTAINER CORP	100	154.94	94.47	101.00	97.33	117.44
S&P 500 INDEX	100	121.04	110.02	96.95	75.52	97.18
PEER GROUP	100	136.48	99.65	102.55	88.63	120.41

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transactions with JS Group

              In September 2002 Jefferson Smurfit Group plc, a corporation organized under the laws of Ireland ("JS Group"), distributed to its stockholders the shares of Company Common Stock held by JS Group, which represented approximately 29.3% of the Company's outstanding Common Stock. Until their resignation from the Company's Board of Directors on May 8, 2003, Michael W. J. Smurfit and Anthony P. J. Smurfit were directors of both the Company and the parent corporation of JS Group.

              Net sales of the Company to JS Group, its subsidiaries and its affiliates were $21 million for the period from January 1, 2003 through May 8, 2003. Net sales of JS Group, its subsidiaries and its affiliates to the Company for the same period were $2 million. Product sales to and purchases from JS Group, its subsidiaries and its affiliates were consummated on terms generally similar to those prevailing with unrelated parties.

              The Company provided certain subsidiaries and affiliates of JS Group with general management and elective management services under separate management services agreements. The elective services provided included, but were not limited to, management information services, legal, accounting, tax and internal auditing services, financial management and treasury services, manufacturing and engineering services, research and development services, employee benefit plan and management services, purchasing services, transportation services and marketing services. In consideration of general management and elective management services during 2003, the Company received approximately $1 million from JS Group. All such services have been discontinued.

              In March 2003, the Company and JS Group completed two transactions in which the Company exchanged the Company's European packaging operations for JS Group's 50% ownership in Smurfit-MBI, a Canadian packaging business in which the Company had the remaining 50% interest, and a payment from JS Group of approximately $189 million. Accordingly, the Company now owns 100% of Smurfit-MBI. The transactions were reviewed and approved by an independent committee of the Board, comprised of Directors unaffiliated with JS Group, based upon a fairness opinion received from the financial advisor engaged by the committee to assist in its review of the transactions.

Other Relationships

              Thomas A. Reynolds, III, a member of the Company's Board of Directors, is a member of the Executive Committee and partner of the law firm of Winston & Strawn LLP, which has provided, and continues to provide, legal services to the Company and its subsidiaries.

              Leigh J. Abramson was a member of the Company's Board of Directors until May 8, 2003. During his tenure on the Board, he was a Managing Director of Morgan Stanley & Co. Incorporated, which provided, and continues to provide, various financial services to the Company, including investment banking, investment management, financial advisory and commodity hedging.

PROPOSAL 2—RATIFICATION OF APPOINTMENT
OF INDEPENDENT AUDITORS

              Ernst & Young LLP, independent auditors of the Company since July 1982, have been appointed by the Audit Committee of the Board of Directors of the Company as independent auditors for the Company for the fiscal year ending December 31, 2004. This selection is being presented to the stockholders for ratification.

              During 2003, the Company paid Ernst & Young the following fees:

	2003	2002
Audit fees and expenses	$1,930,000	$2,134,550
Audit related fees and expenses	$688,157	517,050
Tax related fees and expenses	$889,419	$1,235,725
All other fees and expenses	0	0

Total fees and expenses	$3,507,576	$3,887,325

              Audit fees include services for the audit of the consolidated financial statements, the review of the quarterly financial statements, filings of registration statements with the SEC, comfort letters for underwriters and international statutory audits. Audit related fees and expenses include audits of employee benefit plans, consultation concerning financial accounting and reporting standards, internal control reviews and audits of disposed businesses. Tax related fees include services for federal, state and foreign tax compliance and tax research assistance.

              All audit, tax and other services to be performed by Ernst & Young for us must be pre-approved by the Audit Committee. The Audit Committee reviews the description of the services and an estimate of the anticipated costs of performing those services. Services not previously approved cannot commence until such approval has been granted. Pre-approval is granted usually at regularly scheduled meetings. If unanticipated items arise between meetings of the Audit Committee, the Audit Committee has delegated approval authority to the Chairman of the Audit Committee, in which case the Chairman communicates such pre-approvals to the full Committee at its next meeting. During 2003, all services performed by Ernst & Young were pre-approved by the Audit Committee in accordance with this policy.

              The Board's Audit Committee has approved a contract with Intellinex to provide online PC training. Intellinex is an affiliate of Ernst & Young. There were no fees paid during 2003 in connection with this engagement.

              The Audit Committee of the Board of Directors reviews all relationships with Ernst & Young, including the provision of non-audit services, which may relate to the auditor's independence. The Audit Committee of the Board of Directors considered the effect of Ernst & Young's non-audit services in assessing the independence of such auditors and concluded that the provision of such services by Ernst & Young was compatible with the maintenance of that firm's independence in the conduct of its auditing functions.

              Representatives of Ernst & Young are expected to be present at the Annual Meeting with the opportunity to make a statement if they desire to do so and such representatives are expected to be available to respond to appropriate questions.

              THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS A VOTE FOR RATIFICATION. THE PERSONS NAMED ON THE ENCLOSED PROXY CARD INTEND TO VOTE THE PROXIES SOLICITED HEREBY FOR RATIFICATION UNLESS SPECIFICALLY DIRECTED OTHERWISE ON SUCH PROXY CARD.

REPORT OF THE AUDIT COMMITTEE

              Notwithstanding anything to the contrary set forth in any of the Company's previous or future filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate this Proxy Statement or future filings with the Securities and Exchange Commission, in whole or in part, the following report shall not be deemed to be incorporated by reference into any such filings.

              The Audit Committee (the "Committee") oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial reporting process, including the systems of internal controls and the preparation of the financial statements. In fulfilling its oversight responsibilities, the Committee reviewed with management the audited financial statements in the Annual Report on Form 10-K for the year ended December 31, 2003, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. In addition, the Committee directed the Company's Chief Executive Officer and Chief Financial Officer to establish a Disclosure Committee to review, assess and ensure the accuracy of the Company's filings and communications to security holders and the investment community as a whole.

              The Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards. In addition, the committee has discussed with the independent auditors the auditors' independence from management and the Company, including the matters in the written disclosures required by the Independence Standards Board and SEC regulations, considered the compatibility of non-audit services with the auditors' independence, and discussed matters required under SAS61 (Codification of Statements on Auditing Standards).

              The Committee discussed with the Company's internal and independent auditors the overall scope and plans for the respective audits. The Committee meets with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting. The Committee held six meetings during 2003.

              In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2003 filed with the SEC. The Committee also appointed, subject to stockholder approval, the Company's independent auditors for 2004.

              Submitted by the Audit Committee of the Board of Directors.

      Audit Committee
      Jerry K. Pearlman
      James R. Boris
      James J. O'Connor

PROPOSAL 3—APPROVAL OF THE SMURFIT-STONE CONTAINER CORPORATION
2004 LONG TERM INCENTIVE PLAN

              The Compensation Committee of the Company's Board of Directors has approved the Smurfit-Stone Container Corporation 2004 Long Term Incentive Plan (the "2004 Plan"), which is being presented to stockholders for approval at the annual meeting. The following description of the 2004 Plan does not purport to be complete and is qualified in its entirety by reference to the text of the 2004 Plan attached as Appendix I to this proxy statement.

              The 2004 Plan permits the Compensation Committee of the Board of Directors to award nonqualified stock options, incentive stock options, stock appreciation rights, restricted stock, restricted stock units, and performance shares. In addition, the 2004 Plan provides an opportunity for the deferral of payment of salary and bonuses into restricted stock units and the deferral of gains or payments due upon the vesting or exercise of other forms of incentive compensation. Stock awards under the MIP are currently made pursuant to the Incentive Plan and, if adopted, will be made under the 2004 Plan.

              Subject to the approval of the stockholders, the 2004 Plan is effective May 12, 2004. Awards may be made under the 2004 Plan until the earliest of: (i) May 12, 2014; (ii) the date when all of the shares reserved for issuance under the 2004 Plan have been exhausted; and (iii) the date as of which the Plan is terminated by the Compensation Committee.

              Subject to the adjustment provisions discussed below, the maximum number of shares of common stock that may be issued or transferred under the 2004 Plan will be 12,500,000, plus any shares authorized but not issued under the Incentive Plan. Any shares subject to an award under the 2004 Plan that are forfeited, canceled, settled or otherwise terminated without a distribution of shares to a participant, will again be deemed to be available for award under the 2004 Plan. If there is a change in our capitalization, our Compensation Committee may make appropriate adjustments to the number and class of shares that may be delivered under the Plan, to the number, class or price of shares subject to outstanding awards, and to the limits on individual awards under the 2004 Plan to prevent dilution or enlargement of rights.

              The maximum number of shares and share equivalent units that may be granted during any calendar year to any one participant under stock options, freestanding stock appreciation rights, restricted stock, restricted stock units or performance shares is 500,000. The maximum number of shares and share equivalent units that may be granted to participants during the entire life of the 2004 Plan under restricted stock, restricted stock units and performance shares, in the aggregate, is 5,000,000. In addition, the maximum number of shares that may be issued or transferred to participants during the entire life of the 2004 Plan as incentive stock options is 2,000,000. Each of these limits is subject to adjustment provisions discussed above. As of March 15, 2004, the market value of the shares that may be issued pursuant to the 2004 Plan is $210,750,000 based on the closing price of our common stock on March 15, 2004.

              The 2004 Plan will be administered by the Compensation Committee of our Board of Directors, which will consist entirely of directors who satisfy the "non-employee director" requirements of Rule 16b-3 under the Securities Exchange Act of 1934, the "independent director" requirements of the NASDAQ marketplace rules, and the "outside director" provisions of Section 162(m) of the Internal Revenue Code ("Code Section 162(m)"). The Compensation Committee may select award recipients, determine the size, types and terms of awards, interpret the 2004 Plan, and prescribe, amend and rescind rules and make all other determinations necessary or desirable for the administration of the 2004 Plan.

              Our employees and directors and the employees and directors of our affiliates are eligible to participate in the 2004 Plan. There are approximately 1,300 employees and directors, including employees of our affiliates, currently eligible to participate in the 2004 Plan. An individual actually becomes a 2004 Plan participant when he or she is chosen by the Compensation Committee to receive an award.

              No benefits or amounts have been granted, awarded or received under the 2004 Plan. Because the 2004 Plan is a discretionary plan, it is not possible at present to determine the amount or form of any award that will be available for grant to any individual during the term of the 2004 Plan.

              Stock Options:    The Compensation Committee may grant either incentive stock options that are intended to qualify under Section 422 of the Internal Revenue Code or nonqualified stock options. Each stock option will be evidenced by an award agreement that describes the terms and conditions of the grant. The Compensation Committee determines the exercise price of an option at the time it is granted, but that exercise price must equal at least 100% of the fair market value of our common stock at the time the option is granted. "Fair market value" is generally the closing price of a share of our common stock quoted on the NASDAQ National Market on the last preceding day on which a sale of shares occurred. The term of a stock option may not exceed 10 years. The Compensation Committee may grant payments in connection with options that are equivalent to dividends declared and paid on the stock underlying the options. Dividend equivalent payments, if any, may be made in cash or in stock, upon such terms as the Compensation Committee deems appropriate. The Compensation Committee also may provide for automatic restoration options in the award agreement evidencing an option. Any restoration option must have an exercise price at least equal to the fair market value of a share at the time of restoration, may be granted with respect only to previously-owned shares used to pay the exercise price of the original option, and only if the participant has owned the shares used to pay the exercise price for at least six months, and must expire at the same time as the initial option would have.

              An option vests and becomes exercisable according to the terms specified in the stock option award agreement that covers the option. The stock option award agreement will specify whether and under what circumstances an option may be exercised after the 2004 Plan participant's death, retirement, disability or other termination of employment. A participant must pay the full exercise price when exercising a vested option. The stock option award agreement also specifies the means of payment that will be permitted. Among the forms of payment that may be permitted under the 2004 Plan are cash, cashier's check, tendering shares that the participant owned for at least six months, any combination of the foregoing or any other type of exercise permitted by applicable law. Broker-assisted "cashless" exercise is possible so long as it meets the requirements of the Federal Reserve Board's Regulation T.

              Stock Appreciation Rights ("SARs"):    The Compensation Committee may grant freestanding SARs, tandem SARs, and/or any combination of these forms of SARs under the 2004 Plan. The grant price of a freestanding SAR will equal the fair market value of our common stock on the date of grant. The grant price of a tandem SAR will equal the exercise price of the related option. A tandem SAR may be exercised for all or some of the shares subject to the related option upon the surrender of the right to exercise the equivalent portion of the related option. A tandem SAR may be exercised only as to the shares for which its related option is then exercisable. The term of a SAR may not exceed ten years. When exercised, a SAR entitles the participant to a payment based on the excess of the fair market value of a share of common stock on the exercise date over the fair market value of the share of common stock on the grant date. The SAR award agreement will specify whether and under what circumstances the SAR may be exercised after the 2004 Plan participant's death, retirement, disability or other termination of employment.

              Restricted Stock and Restricted Stock Units:    The Compensation Committee may grant restricted stock or restricted stock units under the 2004 Plan. Generally, these types of awards may not be sold, transferred, pledged, assigned, or otherwise alienated until these awards vest, either by reaching the end of a restriction period or upon earlier satisfaction of other conditions governing the award. When vested, a holder of a restricted stock award receives shares of common stock that he or she may freely transfer. Restricted stock units must be settled in shares, except that fractional shares are settled in cash.

              Selected participants may elect to defer a portion of their annual bonus and/or their base salary in exchange for restricted stock units. Each participant who elects to make a deferral will be credited under the 2004 Plan with a number of restricted stock units equal to the amount deferred, increased by an amount determined by the Compensation Committee, divided by the fair market value of the common stock on that date.

              During the restriction period, participants holding restricted stock, if issued (but not restricted stock units), may exercise full voting rights with respect to the underlying common stock. In addition, if the award agreement or other written instrument governing the restricted stock or restricted stock units permits it, a participant may receive regular cash dividends or dividend equivalents that are paid with respect to the underlying shares or share equivalent units during the restriction period.

              The award agreement or other written instrument governing the restricted stock or restricted stock unit will specify whether and under what circumstances a participant may retain unvested restricted stock or restricted stock units after termination of employment.

              Performance Shares:    The Compensation Committee may grant performance shares under the 2004 Plan. Each performance share must have an initial value equal to the fair market value of our common stock on the date of grant.

              The Compensation Committee will set performance periods and performance objectives that, depending on the extent to which they are met, will determine the number or value (or both) of the performance shares that will be paid out to the participant. The Compensation Committee may pay earned performance shares in cash, shares or a combination of cash and shares. Shares may be issued subject to any restrictions deemed appropriate by our Compensation Committee.

              Awards granted under the 2004 Plan are not transferable, except by will, by the laws of descent and distribution, or pursuant to a domestic relations order (as defined in Section 414(p) of the Internal Revenue Code). During his or her lifetime, only the participant or the participant's guardian or legal representative may exercise the awards that have been granted to him or her under the 2004 Plan. Notwithstanding the foregoing, nonqualified stock options granted pursuant to the 2004 Plan may be transferred or assigned to a participant's spouse or children, or a trust or trusts for the exclusive benefit of a participant's spouse or children. There must, however, be no consideration paid for such a transfer.

              The Compensation Committee may amend, modify or terminate the 2004 Plan at any time without stockholder approval, except as to certain enumerated matters. The Compensation Committee may also modify, extend or renew awards granted under the 2004 Plan, as long as no termination, amendment, or modification of an award adversely affects these awards without the written consent of the participant holding the affected award. The Compensation Committee may not increase the number of shares that may be issued or transferred to participants under the 2004 Plan, or modify any outstanding option so as to specify a lower exercise price, without stockholder approval. The 2004 Plan will automatically terminate in 2014.

              Certain Federal Income Tax Considerations:    The Company has been advised that, based on the current provisions of the Internal Revenue Code and regulations promulgated thereunder, the federal income tax consequences of the grant, vesting and exercise of awards under the 2004 Plan and the subsequent disposition of stock acquired thereby will be as described below.

              Non-qualified Stock Options.    Generally, the recipient of a non-qualified stock option will not recognize any taxable income, and the Company will not be allowed a tax deduction, upon the granting of the stock option. Upon the exercise of a non-qualified stock option, the optionee realizes ordinary income in an amount equal to the excess, if any, of the fair market value of the shares acquired at the time the option is exercised over the exercise price for such shares. At that time, the Company will be allowed a tax deduction equal to the amount of ordinary taxable income recognized by the optionee, subject to the limitations described below.

              When an optionee exercises a non-qualified stock option by paying the exercise price solely in cash, the basis in the shares acquired is equal to the fair market value of the shares on the date ordinary income is recognized, and the holding period for such shares begins on the day after the shares are received. When an optionee exercises a non-qualified stock option by exchanging previously acquired shares of Company stock in partial or full payment of the exercise price, the optionee will receive shares of Company stock equal in number to the previously acquired shares exchanged therefor, free of tax and the optionee will have the same basis and holding period as such previously acquired shares. The optionee will recognize ordinary taxable income equal to the fair market value of any additional shares the optionee receives, less the amount of any cash paid by the optionee. The optionee will have a basis in such additional shares equal to their fair market value on the date ordinary income is recognized and the holding period of such shares will commence on the day after they are transferred to the optionee.

              Upon subsequent disposition of shares acquired upon exercise of a non-qualified stock option, the difference between the amount realized on the sale and the basis in the shares is treated as long-term or short-term capital gain or loss, depending on the holding period for the shares. Long-term capital gain or loss treatment is applicable if the shares are held for more than one year. The subsequent disposition of shares acquired by exercise of a non-qualified stock option will not result in any additional tax consequences to the Company.

        Qualified Stock Options.    Generally, the recipient of a stock option qualified under Internal Revenue Code Section 422 will not recognize any taxable income, and the Company will not be allowed a tax deduction, upon the granting of the stock option. Generally, the optionee will not recognize taxable income, and the Company will not be allowed a tax deduction, upon the optionee's exercise of the stock option. The optionee will only recognize taxable income upon the sale of shares acquired through the exercise of the qualified stock option. If the optionee sells such shares before the expiration of the holding period required for qualified stock options, the optionee would realize ordinary income in an amount equal to the excess, if any, of the fair market value of the shares acquired at the time the option is exercised over the exercise price for such shares, and the Company will be allowed a tax deduction equal to the amount of ordinary taxable income recognized by the optionee. The Company would not be allowed a tax deduction upon the sale of shares acquired through the exercise of the option unless the recipient sells such shares before the expiration of the holding period required for qualified stock options. If the optionee sells the shares acquired through the exercise of the qualified stock option after the expiration of the holding period required for qualified stock options, the difference between the amount realized on the sale and the exercise price the optionee paid for the shares is treated as long-term capital gain or loss. The Company would not be allowed a tax deduction for the amount of any long-term capital gain or loss realized by the optionee.

        Restricted Stock.    Generally, a participant will not recognize any taxable income, and the Company will not be allowed a tax deduction, upon the grant of restricted stock. Upon the lapsing of restrictions on restricted stock, or, if the restricted stock is deferred pursuant to the provisions of the 2004 Plan, upon the delivery of the stock at the expiration of the deferral period, the holder will recognize ordinary income equal to the fair market value of the shares on the date of such lapse or delivery. Alternatively, if the restricted stock is not deferred, the participant may file an election with the Internal Revenue Service, within 30 days after the grant of restricted stock, to recognize ordinary income at the time of the grant, in which event the amount of such ordinary income will be equal to the fair market value of the shares on the date of grant without giving effect to the restrictions on transfer. Any dividends or dividend equivalents paid on shares of restricted stock prior to the date on which the participant recognizes taxable compensation with respect to the shares will be taxable to the participant as additional compensation rather than as ordinary dividends. In any event, at the time the participant recognizes income with respect to the restricted stock, the Company is entitled to a deduction in an equal amount, subject to the limitations described below.

        Restricted Stock Units.    Generally, a participant will not recognize any taxable income, and the Company will not be allowed a tax deduction, upon the grant of restricted stock units. Upon the lapsing of restrictions on the restricted stock units and the delivery of the stock at the participant's election, the participant will recognize ordinary income equal to the fair market value of the shares on the date of such delivery. Any dividends or dividend equivalents paid on restricted stock units prior to the date on which the participant recognizes taxable compensation with respect to the shares will be taxable to the participant as additional compensation rather than as ordinary dividends. In any event, at the time the participant recognizes income with respect to the restricted stock units, the Company is entitled to a deduction in an equal amount, subject to the limitations described below.

              If Awards under the 2004 Plan are accelerated in connection with a Change in Control of the Company, all or a portion of the value of such Awards could constitute "excess parachute payments." The Company would not be permitted to deduct excess parachute payments, and the recipient of such a payment would be subject to a 20 percent federal excise tax. Furthermore, excess parachute payments to individuals covered by Code Section 162(m) would reduce the $1 million limitation on deduction of their compensation by an equal amount, and thus could result in other compensation to such individuals being nondeductible by the Company.

              Code Section 162(m) places limits on the deductibility for federal income tax purposes of compensation paid to certain executive officers. To ensure that we can deduct the compensation we pay to these officers, awards under the 2004 Plan will comply with the requirement of Code Section 162(m), unless the Compensation Committee determines that such compliance is not desired. The performance measures to be used for purposes of awards designed to qualify for the performance-based exception to Code Section 162(m) will be chosen from among the following alternatives: net earnings; operating earnings or income; earnings growth; net income (absolute or competitive growth rates comparative); net income applicable to common stock; gross revenue or revenue by pre-defined business segment (absolute or competitive growth rates comparative); revenue backlog; margins realized on delivered services; cash flow, including operating cash flow, free cash flow, discounted cash flow, return on investment, and cash flow in excess of cost of capital; earnings per share of common stock; return on shareholders equity (absolute or peer-group comparative); stock price (absolute or peer-group comparative); absolute and/or relative return on common shareholders equity; absolute and/or relative return on capital; absolute and/or relative return on assets; economic value added (income in excess of cost of capital); customer satisfaction; expense reduction; earnings before income tax, deductions and amortization; safety goals; and ratio of operating expenses to operating revenues.

              The Compensation Committee will have the discretion to adjust targets set for pre-established performance objectives; however, awards designed to qualify for the performance-based exception may not be adjusted upward, except to the extent permitted under Code Section 162(m), to reflect accounting changes or other events. If Code Section 162(m) or other applicable tax or securities laws change to allow the Compensation Committee discretion to change the types of performance measures without obtaining stockholder approval, the Compensation Committee will have discretion to make such changes without obtaining stockholder approval.

              The Compensation Committee may make adjustments in the terms and conditions of, and the criteria included in, awards in recognition of unusual or nonrecurring events affecting us or of changes in applicable laws, regulations or accounting principles, if the committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the 2004 Plan. Stockholder approval is required for the Compensation Committee to increase the number of shares available for 2004 Plan awards or to lower the exercise price of any outstanding option. Each 2004 Plan award will specify the effect, if any, that a "change-in-control," as defined in the 2004 Plan, has on the terms and conditions of the award.

              The Incentive Plan was the last equity-based incentive plan the Company submitted to its stockholders for approval. The number of shares available for issuance under the Incentive Plan is limited. For that reason, and for the reasons set forth below, the Board of Directors has proposed the adoption of the 2004 Plan. The Board of Directors believes that it is appropriate for the Company to maintain a long term stock incentive plan to aid the Company and its subsidiaries in attracting, securing and retaining key employees of outstanding ability and to provide additional motivation to such employees to exert their best efforts on behalf of the Company and its subsidiaries.

              THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE 2004 PLAN. THE PERSONS NAMED ON THE ENCLOSED PROXY CARD INTEND TO VOTE THE PROXIES SOLICITED HEREBY FOR APPROVAL OF THE 2004 PLAN UNLESS SPECIFICALLY DIRECTED OTHERWISE ON SUCH PROXY CARD.

PROPOSAL 4—APPROVAL OF THE SMURFIT-STONE CONTAINER CORPORATION
NON-EMPLOYEE DIRECTOR DEFERRED COMPENSATION PLAN

              The Compensation Committee of the Board of Directors approved the Smurfit-Stone Container Corporation Non-employee Director Deferred Compensation Plan (the "Director Deferred Compensation Plan" or the "Director Plan") on May 8, 2003, subject to stockholder approval. The Compensation Committee granted 3,000 stock options and 2,434 Restricted Stock Units to each of the Independent Directors in connection with the 2003 annual meeting, and 2,131 and 2,458 RSUs, respectively, to Messrs. Boris and Smithburg pursuant to their election to defer meeting fees in connection with the July, October and December meetings. All of the foregoing grants are subject to the approval by the stockholders of the Director Plan. The Director Deferred Compensation Plan is being presented to stockholders for approval at the annual meeting. The following is only a summary of the Director Deferred Compensation Plan, effective upon stockholder approval, and is qualified in its entirety by reference to its full text, a copy of which is attached as Appendix II to this proxy statement.

              The purpose of the Director Deferred Compensation Plan is to promote the interest of our company and its stockholders by providing deferred equity compensation to non-employee directors, and permitting non-employee directors to defer the receipt of all or a portion of their cash compensation in the form of cash or RSUs. The plan provides an annual award of deferred equity compensation which is converted into RSUs. In addition, the plan provides an opportunity for the deferral of payment of annual cash compensation, committee fees and meeting fees in the form of cash or RSUs. RSUs may be awarded under the Director Plan until the earlier of the date when all of the shares reserved for issuance under the Director Plan have been exhausted, or the date as of which the Director Plan is terminated by our Board of Directors.

              If approved by our stockholders, the maximum number of shares that may be issued or transferred to participants under the Director Plan shall be 150,000. If there is a change in our capitalization, our Compensation Committee may make appropriate adjustments to the number and class of shares that may be delivered under the Director Plan, and to the number of restricted stock units credited to participants' accounts under the Director Plan, to prevent dilution or enlargement of rights. The plan is administered by the Compensation Committee of our Board of Directors, and each individual elected, reelected or continuing as a non-employee director is eligible to participate in the plan.

              Because only non-employee directors may participate in the Director Plan, no benefits or amounts have been or will be received by or allocated to any Named Executive Officer, any current executive officer or any employee. The benefits to be received or allocated under the Director Plan in the future are undeterminable. However, in 2003, the Company granted 21,627 RSUs having a dollar value of $316,034 to non-employee directors as a group. In 2004, the Company plans to grant to non-employee directors RSUs having a minimum dollar value of $245,000 ($35,000 to each of the seven Independent Directors) and an undeterminable number of additional RSUs based on the Independent Directors' discretionary deferral elections.

              At the date of our annual meeting each year, each non-employee director will be awarded deferred equity compensation which will be converted into a number of whole RSUs determined by dividing the dollar amount of such deferred compensation by the fair market value of our common stock on the date the compensation would otherwise have been paid, rounded up to the nearest whole number. "Fair market value" for purposes of the Director Deferred Compensation Plan means the closing price of a share of our common stock on the NASDAQ National Market on the last preceding day on which a sale of shares occurred.

              Participants may also elect to defer all or a portion of their annual cash compensation, committee fees, and/or meeting fees under the Director Plan. Each participant who elects to make a deferral may elect to defer compensation in the form of cash or RSUs. If a participant elects to defer compensation in the form of RSUs, the dollar amount of such deferred compensation is divided by the fair market value of our common stock on the date the compensation would otherwise have been paid, rounded up to the nearest whole number. Deferred compensation is credited to a participant's account under the Director Plan as of the date such compensation would otherwise have been paid to the participant. Compensation deferred in the form of cash is credited with reasonable interest as determined by our Compensation Committee.

              Deferred equity compensation is distributed to the participant after the third anniversary of the date of the award, or the date the participant terminated service as a non-employee director, if earlier. A participant may elect to defer payment of his deferred equity compensation until the date he terminates service as a non-employee director. At the time of distribution, RSUs attributable to deferred equity compensation are converted to shares of our common stock.

              Deferred cash compensation is paid in a single sum, in the form elected by the participant, after the participant terminates service as a non-employee director. If the compensation has been deferred as RSUs, at the time of distribution the RSUs are converted to shares of our common stock.

              A participant has no rights as a stockholder with respect to any shares to be distributed under the Director Deferred Compensation Plan until the participant has become the holder of such shares. Amounts payable under the plan are not transferable other than by will or the laws of descent and distribution. Our Board of Directors or, if authorized by our Board, our Compensation Committee, may amend the plan at any time without stockholder approval, unless such approval is necessary to comply with any tax or regulatory requirement with which our Board deems it necessary or desirable to comply.

              The Board of Directors believes it is appropriate for the Company to maintain this Non-Employee Director Deferred Compensation Plan to aid the Company in attracting, securing and retaining qualified directors of outstanding ability to serve on the Company's Board of Directors and to give such individuals an equity stake along with the stockholders of the Company.

              THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE NON-EMPLOYEE DIRECTOR DEFERRED COMPENSATION PLAN. THE PERSONS NAMED ON THE ENCLOSED PROXY CARD INTEND TO VOTE THE PROXIES SOLICITED HEREBY FOR APPROVAL OF THE PLAN UNLESS SPECIFICALLY DIRECTED OTHERWISE ON SUCH PROXY CARD.

PROPOSAL 5—STOCKHOLDER PROPOSAL

              Robert D. Morse, 212 Highland Avenue, Moorestown, NJ 08057-2717, claiming beneficial ownership of $2,000 or more of the Common Stock, has indicated his intention to present the following proposal for action at the meeting:

                Management and Directors are requested to consider discontinuing all rights, options, SAR's and possible severance payments to top 5 of Management after expiration of existing plans or commitments. This does not apply to plans for lesser Managers or employees whom are offered reasonable employee options or bonuses.

                REASONS:

                Moderation is needed in corporate remuneration. Any person can live very lavishly on $500,000.00 per year. Over-paying Management has been ongoing and increasing for years. Many officials have been awarded with no mention of what was accomplished above and beyond expectation of their positions. The bookwork involved and expense is tremendous in carrying out these programs. Peer group comparison and commercial "Remuneration" entities have been employed by some to recommend payouts, having nothing to do with a performance record. The product, its advertising, and its acceptance usually govern earnings.

                When Management is hired for their position at a good salary, they are expected to earn it, and not have to be paid more when and if they do. Excess wealth passed on may make heirs non-workers, or non-achievers and of little use in our society.

                There are many good Management Training Schools in the United States and the supply is available. Hiring away from other corporations is a predatory process, increases costs and does not necessarily "align shareowner/management relations", with any gain to the shareowners. Think about it! Vote YES for this proposal, it is your gain.

                Thank You, and please vote YES for this Proposal.

              THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE AGAINST THE STOCKHOLDER PROPOSAL FOR THE FOLLOWING REASONS:

              We believe the equity-based compensation awards granted under our executive compensation program encourage our executive officers to maximize stockholder value. Our executive compensation program is designed to attract, retain and motivate qualified executives with outstanding abilities; to tie a significant portion of the overall compensation of executive officers to our profitability; and to seek to enhance our profitability by aligning the interests of executive officers with those of our stockholders. To accomplish these objectives, our Compensation Committee utilizes equity-based compensation awards that are based upon various factors, including the attainment of individual goals, as well as profit targets for the Company and the progress of the Company in achieving its strategic objectives. These awards are designed to motivate our executive officers by ensuring that their compensation is tied to our profitability and, ultimately, the value of your shares. We believe the compensation tools available to us under the stockholder proposal would be less effective at motivating our executive officers because our ability to directly align the interests of our executive officers with those of our stockholders would be significantly reduced.

              We also believe that our executive compensation program is competitive with compensation programs for executives with comparable qualifications, experience and responsibilities at similar companies. If our program does not remain competitive, we believe we will be less successful in attracting, retaining and motivating the qualified executives necessary to enable us to succeed in our highly competitive industry. For these reasons, the Board of Directors believes the stockholder proposal is against the interests of our stockholders and recommends a vote against the elimination of future equity-based compensation awards.

              THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE AGAINST THE ADOPTION OF THE STOCKHOLDER PROPOSAL AND YOUR PROXY WILL BE SO VOTED IF THE PROPOSAL IS PRESENTED UNLESS YOU SPECIFY OTHERWISE.

OTHER MATTERS

              Management does not know of any other business that may be considered at the Annual Meeting. However, if any matters other than those referred to above should properly come before the Annual Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxies held by them in accordance with their best judgment.

              The Company will bear the costs of its solicitation of proxies. In addition to the use of the mails, proxies may be solicited by electronic mail, personal interview, telephone, telegram and telefax by the directors, officers and employees of the Company. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of stock held of record by such persons, and the Company may reimburse such custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection therewith.

"HOUSEHOLDING" OF PROXY MATERIALS

              The SEC has adopted rules that permit companies and intermediaries (e.g. brokers) to satisfy the delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as "householding," potentially means extra convenience for stockholders and cost savings for companies.

              A number of brokers with accountholders who are stockholders will be "householding" our proxy materials. As indicated in the notice previously provided by these brokers to stockholders, a single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from an affected stockholder. Once you have received notice from your broker or us that they will be "householding" communications to your address, "householding" will continue until you are notified otherwise.

              Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request "householding" of their communications should contact their broker or, if a stockholder is a direct holder of shares of our common stock, they should submit a written request to our transfer agent, Mellon Investor Services LLC, Overpeck Centre, 85 Challenger Road, Ridgefield Park, NJ 07660. To delist yourself from householding in the future you may write the Company at Smurfit-Stone Container Corporation, 150 N. Michigan Avenue, Chicago, Illinois 60601-7568, Attention General Counsel or call 312-346-6600.

CORPORATE GOVERNANCE AND WEBSITE INFORMATION

              The Company has established a Code of Conduct, which is applicable to all of its employees, and a Code of Ethics for Senior Financial Officers which, along with written charters for the Audit Committee, Compensation Committee and Nominating and Governance Committee, may be reviewed on our website at www.smurfit-stone.com and are also available to stockholders in print upon request. We intend to post any future amendments and revisions to these documents on our website.

STOCKHOLDER PROPOSALS FOR 2005 ANNUAL MEETING OF STOCKHOLDERS

              Stockholder proposals submitted for inclusion in the proxy statement for the 2005 Annual Meeting of Stockholders must be received at the corporate offices of the Company, addressed to the attention of Mr. Craig A. Hunt, Secretary, Smurfit-Stone Container Corporation, 150 N. Michigan Avenue, Chicago, Illinois 60601-7568 no later than December 3, 2004. The Company's Bylaws provide that no business may be brought before an annual meeting unless specified in the notice of meeting, brought before the meeting by or at the direction of the Board of Directors, or otherwise brought by a stockholder who has delivered notice to the Company (containing certain information specified in the Bylaws) not less than 60 or more than 90 days before the anniversary date of the immediately preceding annual meeting of stockholders. A copy of the full text of these Bylaw provisions may be obtained by writing to the Secretary at the address indicated above.

By Order of the Board of Directors

CRAIG A. HUNT Secretary

April 5, 2004

Appendix I—Long Term Incentive Plan
Appendix II—Non-Employee Director Deferred Compensation Plan

Appendix I

SMURFIT-STONE CONTAINER CORPORATION
2004 LONG TERM INCENTIVE PLAN

TABLE OF CONTENTS

SMURFIT-STONE CONTAINER CORPORATION
2004 LONG TERM INCENTIVE PLAN

              SECTION 1    Article 1.    Establishment, Objectives and Duration

              1.1    Establishment of the Plan.    Smurfit-Stone Container Corporation, a Delaware corporation, hereby establishes this Smurfit-Stone Container Corporation 2004 Long Term Incentive Plan. Capitalized terms used herein will have the meanings given to them in Article 2. The Plan permits the grant of Non-Qualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, and Performance Shares. In addition, the Plan provides the opportunity for the deferral of the payment of salary, bonuses and other forms of incentive compensation.

              Subject to the approval of the Company's stockholders, the Plan is effective May 12, 2004, and will remain in effect as provided in Section 1.3 hereof.

              1.2    Objectives of the Plan.    The objectives of the Plan are to optimize the profitability and growth of the Company through long-term incentives that are consistent with the Company's objectives and that link the interests of Participants to those of the Company's stockholders; to provide Participants with an incentive for excellence in individual performance; to promote teamwork among Participants; and to give the Company a significant advantage in attracting and retaining officers, key employees and directors.

              The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract and retain the services of Participants who make significant contributions to the Company's success, and to allow Participants to share in the success of the Company.

              1.3    Duration of the Plan.    The Plan will remain in effect, subject to the right of the Committee to amend or terminate the Plan at any time pursuant to Article 15, until all Shares subject to it pursuant to Article 4 have been issued or transferred according to the Plan's provisions. In no event may an Award be granted under the Plan on or after the tenth annual anniversary of the Effective Date.

              SECTION 2    Article 2.    Definitions

              Whenever used in the Plan, the following terms have the meanings set forth below, and when the meaning is intended, the initial letter of the word is capitalized:

              "Affiliate" means any corporation that is a Parent or Subsidiary of the Company.

              "Award" means, individually or collectively, a grant under this Plan to a Participant of Non-Qualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, and Performance Shares.

              "Award Agreement" means an agreement entered into by the Company and a Participant setting forth the terms and provisions applicable to an Award or Awards granted to the Participant.

              "Board" or "Board of Directors" means the Board of Directors of the Company.

              "Cause" shall have the meaning set forth in any employment, consulting, or other written agreement between the Participant and the Company or an Affiliate. If there is no employment, consulting, or other written agreement between the Participant and the Company or an Affiliate, or if such agreement does not define "Cause," then "Cause" shall have the meaning specified by the Committee in connection with the grant of any Award; provided, that if the Committee does not so specify, "Cause" shall mean the Participant's: (i) fraud or criminal misconduct that materially injures the financial condition or business reputation of the Company or any of its Affiliates; or (ii) willful and continued failure to substantially perform his or her duties with the Company or any of its Affiliates (other than any such failure resulting from the Participant's incapacity due to physical or mental injury or illness) after the Company delivers a written demand for substantial performance to the Participant that specifically identifies the manner in which the Company believes that the Participant has not substantially performed his or her duties. Unless otherwise defined in the Participant's employment or other agreement, an act or omission is "willful" for this purpose if it was knowingly done, or knowingly omitted to be done, by the Participant not in good faith and without reasonable belief that the act or omission was in the best interest of the Company or an Affiliate.

              "Change in Control" means the occurrence of any one or more of the following:

    (a)
    The "beneficial ownership" (as defined in Rule 13d-3 of the Exchange Act) of securities representing more than 20% of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Company Voting Securities") is accumulated, held or acquired by a Person (as defined in Section 3(a)(9) of the Exchange Act, as modified, and used in Sections 13(d) and 14(d) thereof) (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company or an Affiliate thereof, any corporation owned, directly or indirectly, by the Company's stockholders in substantially the same proportions as their ownership of stock of the Company); provided, however, that any acquisition from the Company or any acquisition pursuant to a transaction that complies with clauses (i), (ii) and (iii) of subparagraph (c) of this definition will not be a Change in Control under this subparagraph (a), and provided further, that immediately prior to such accumulation, holding or acquisition, such Person was not a direct or indirect beneficial owner of 20% or more of the Company Voting Securities; or

    (b)
    Individuals who, as of the Award Date, constitute the Board of Directors (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that an individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board will be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

    (c)
    Consummation by the Company of a reorganization, merger or consolidation, or sale or other disposition of all or substantially all of the assets of the Company or the acquisition of assets or stock of another entity (a "Business Combination"), in each case, unless immediately following such Business Combination: (i) more than 60% of the combined voting power of then outstanding voting securities entitled to vote generally in the election of directors of (A) the corporation resulting from such Business Combination (the "Surviving Corporation"), or (B) if applicable, a corporation that as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries (the "Parent Corporation"), is represented, directly or indirectly, by Company Voting Securities outstanding immediately prior to such Business Combination (or, if applicable, is represented by shares into which such Company Voting Securities were converted pursuant to such Business Combination), and such voting power among the holders thereof is in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the Company Voting Securities, (ii) no Person (excluding any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of the combined voting power of the then outstanding voting securities eligible to elect directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) except to the extent that such ownership of the Company existed prior to the Business Combination, and (iii) at least a majority of the members of the board of directors of the

      Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

    (d)
    Approval by the Company's stockholders of a complete liquidation or dissolution of the Company.

              However, in no event will a Change in Control be deemed to have occurred, with respect to a Participant's Award, if the Participant is part of a purchasing group that consummates the Change in Control transaction. A Participant will be deemed "part of a purchasing group" for purposes of the preceding sentence if the Participant is an equity participant in the purchasing company or group (except: (i) passive ownership of less than 2% of the stock of the purchasing company; or (ii) ownership of equity participation in the purchasing company or group that is otherwise not significant, as determined prior to the Change in Control by a majority of the non-employee continuing directors).

              "Code" means the Internal Revenue Code of 1986, as amended from time to time.

              "Committee" shall mean the Compensation Committee of the Board of Directors; provided, however, that the Committee shall at all times consist entirely of directors who are "outside directors" within the meaning of Code Section 162(m), "independent directors" within the meaning of the NASDAQ marketplace rules, and "non- employee directors" within the meaning of Exchange Act Rule 16b-3.

              "Company" means Smurfit-Stone Container Corporation, a Delaware corporation, and any successor thereto as provided in Article 17.

              "Common Stock" mean the Company's common stock, par value $.01 per share.

              "Director" means any individual who is a member of the Board of Directors.

              "Disability" shall have the meaning set forth in any employment, consulting, or other written agreement between the Participant and the Company or an Affiliate. If there is no employment, consulting, or other written agreement between the Participant and the Company or an Affiliate, or if such agreement does not define "Disability," then "Disability" shall mean (a) long-term disability as defined under the long-term disability plan of the Company or an Affiliate that covers that individual, or (b) if the individual is not covered by such a long-term disability plan, disability as defined for purposes of eligibility for a disability award under the Social Security Act. Notwithstanding the foregoing, for purposes of determining the period of time after termination of employment during which a Participant may exercise an ISO, "Disability" will have the meaning set forth in Code Section 22(e)(3), which is, generally, that the Participant is unable to engage in any substantial gainful activity by reason of a medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of at least twelve months.

              "Effective Date" means May 12, 2004.

              "Employee" means any person employed by the Company or an Affiliate in a common law employee-employer relationship. An Employee shall not cease to be an Employee for purposes of this Plan in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. For purposes of Incentive Stock Options, no such leave may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the one hundred and eighty-first (181st) day of such leave any Incentive Stock Option held by the Participant shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Non-Qualified Stock Option. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

              "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

              "Exercise Price" means the price at which a Share may be purchased by a Participant pursuant to an Option.

              "Fair Market Value" means, as of any given date and except as otherwise expressly provided by the Committee: (i) with respect to a Share, the closing price of a Share on the NASDAQ National Market on the last preceding day on which a sale of shares occurred; and (ii) with respect to any other property, the fair market value of such property as determined by the Committee in its sole discretion.

              "Freestanding SAR" means an SAR that is granted independently of any Options, as described in Article 7.

              "Incentive Stock Option" or "ISO" means an option to purchase Shares granted under Article 6 that is designated as an Incentive Stock Option and that is intended to meet the requirements of Code Section 422.

              "Non-Qualified Stock Option" or "NQSO" means an option to purchase Shares granted under Article 6 that is not intended to meet the requirements of Code Section 422.

              "Option" means an Incentive Stock Option or a Non-Qualified Stock Option, as described in Article 6.

              "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Code Section 424(e).

              "Participant" means an Employee or Director who the Committee has selected to participate in the Plan pursuant to Section 5.2 and who has outstanding an Award granted under the Plan.

              "Performance-Based Exception" means the performance-based exception from the tax deductibility limitations of Code Section 162(m) and any regulations promulgated thereunder.

              "Performance Period" means the time period during which performance objectives must be met in order for a Participant to earn Performance Shares granted under Article 9.

              "Performance Share" means an Award of Shares with an initial value equal to the Fair Market Value of a Share on the date of grant, which is based on the Participant's attainment of certain performance objectives specified in the Award Agreement, as described in Article 9.

              "Plan" means the Smurfit-Stone Container Corporation 2004 Long Term Incentive Plan, as set forth in this document, and as amended from time to time.

              "Prior Plan" means the Smurfit-Stone Container Corporation 1998 Long Term Incentive Plan, as heretofore amended.

              "Restoration Option" shall mean an Option described in Section 6.9 of the Plan.

              "Restriction Period" means the period during which the transfer of Shares of Restricted Stock is limited in some way (based on the passage of time, the achievement of performance objectives, or the occurrence of other events as determined by the Committee, at its discretion) or the Restricted Stock is not vested.

              "Restricted Stock" means a contingent grant of Shares awarded to a Participant pursuant to Article 8. The Shares awarded to the Participant will vest over the Restricted Period and according to the time-based or performance-based criteria specified in the Award Agreement.

              "Restricted Stock Unit" or "RSU" means a notional account established pursuant to an Award granted to a Participant, as described in Article 8, that is (a) valued solely by reference to Shares, (b) subject to restrictions specified in the Award Agreement, and (c) payable only in Shares. The RSUs awarded to the Participant will vest according to the time-based or performance-based criteria specified in the Award Agreement.

              "Service" means the provision of services to the Company or its Affiliates in the capacity of an Employee or a Director.

              "Shares" means the shares of the Company's Common Stock.

              "Stock Appreciation Right" or "SAR" means an Award of the contingent right to receive Shares or cash, as specified in the Award Agreement, in the future, based on the value, or the appreciation in the value, of Shares, pursuant to the terms of Article 7. SARs may be granted alone or in connection with a related Option.

              "Subsidiary" means a "subsidiary corporation", whether now or hereafter existing, as defined in Code Section 424(f).

              "Tandem SAR" means an SAR that is granted in connection with a related Option pursuant to Article 7, the exercise of which requires forfeiture of the right to purchase a Share under the related Option (and when a Share is purchased under the Option, the Tandem SAR will similarly be canceled).

              SECTION 3    Article 3.    Administration

              3.1    The Committee.    The Plan will be administered by the Compensation Committee of the Board, or by any other Committee appointed by the Board, which Committee (unless otherwise determined by the Board) will satisfy the "non-employee director" requirements of Rule 16b-3 under the Exchange Act and the regulations of Rule 16b-3 under the Exchange Act, the "independent director" requirements of the NASDAQ marketplace rules, and the "outside director" provisions of Code Section 162(m), or any successor regulations or provisions.

              3.2    Authority of the Committee.    Except as limited by law and subject to the provisions of this Plan, the Committee will have full power to: select Employees and Directors to participate in the Plan; determine the sizes and types of Awards; determine the terms and conditions of Awards in a manner consistent with the Plan; construe and interpret the Plan and any agreement or instrument entered into under the Plan; establish, amend or waive rules and regulations for the Plan's administration; and (subject to the provisions of Article 15) amend the terms and conditions of any outstanding Award to the extent they are within the discretion of the Committee as provided in the Plan. Further, the Committee will make all other determinations that may be necessary or advisable to administer the Plan. As permitted by law and consistent with Section 3.1, the Committee may delegate some or all of its authority under the Plan.

              3.3    Decisions Binding.    All determinations and decisions made by the Committee pursuant to the provisions of the Plan will be final, conclusive and binding on all persons, including, without limitation, the Company, its Board of Directors, its stockholders, all Affiliates, Employees, Participants and their estates and beneficiaries.

              SECTION 4    Article 4.    Shares Subject to the Plan and Maximum Awards

              4.1    Number of Shares Available for Awards.    Subject to adjustment as provided below and in Sections 4.2 and 4.3, the maximum number of Shares that may be issued or transferred to Participants under the Plan will be equal to the sum of (i) 12,500,000 Shares, (ii) any Shares available for future issuance under the Prior Plan, and (iii) any

Shares that are or become available for grants of awards under the Prior Plan on or after the Effective Date as a result of lapsed awards (as described in Section 4.2).

              Notwithstanding the foregoing, subject to adjustment as provided in Section 4.3, the maximum number of shares that may be issued or transferred to Participants as Incentive Stock Options is 2,000,000, and the maximum number of shares that may be issued or transferred to Participants under Restricted Stock, Restricted Stock Units or Performance Shares, in the aggregate, is 5,000,000. Subject to adjustment as provided in Section 4.3, the maximum number of Shares and Share equivalent units that may be granted during any calendar year to any one Participant under all types of awards available under the Plan is 500,000 (on an aggregate basis); the foregoing limit will apply whether the awards are paid in Shares or in cash. All limits described in this Section 4.1 are subject to adjustment as provided in Section 4.3.

              Subject to adjustment as provided in Section 4.3, the maximum number of Shares and Share equivalent units that may be granted during any calendar year to any non-employee Director under all types of awards under the Plan is 10,000 and the maximum number of Shares and Share equivalent units that may be granted to non-employee Directors, on an aggregate basis, is 150,000.

              4.2    Lapsed Awards.    Any Shares subject to an Award under the Plan or the Prior Plan that are forfeited, canceled, settled or otherwise terminated without a distribution of Shares to a Participant will thereafter be deemed to be available for Award.

              4.3    Adjustments in Authorized Shares.

    (a)
    If the Shares, as currently constituted, are changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation (whether because of merger, consolidation, recapitalization, reclassification, split, reverse split, combination of shares, or otherwise) or if the number of Shares is increased through the payment of a stock dividend, then the Committee will substitute for or add to each Share previously appropriated, later subject to, or which may become subject to, an Award, the number and kind of shares of stock or other securities into which each outstanding Share was changed for which each such Share was exchanged, or to which each such Share is entitled, as the case may be. The Committee will also appropriately amend outstanding Awards as to price and other terms, to the extent necessary to reflect the events described above. If there is any other change in the number or kind of the outstanding Shares, of any stock or other securities into which the outstanding Shares have been changed, or for which they have been exchanged, the Committee may, in its sole discretion, appropriately adjust any Award already granted or which may be afterward granted.

    (b)
    Fractional Shares resulting from any adjustment in Awards pursuant to this section may be settled in cash or otherwise as the Committee determines. The Company will give notice of any adjustment to each Participant who holds an Award that has been adjusted and the adjustment (whether or not that notice is given) will be effective and binding for all Plan purposes.

              SECTION 5    Article 5.    Eligibility and Participation

              Subject to the provisions of the Plan, the Committee, from time to time, will make Awards to Employees and Directors and will determine the nature and amount of each Award.

              SECTION 6    Article 6.    Stock Options

              6.1    Grant of Options.    Subject to the terms and provisions of the Plan, Options may be granted to Participants in the number, and upon the terms, and at any time and from time to time, as determined by the Committee.

              6.2    Award Agreement.    Each Option grant will be evidenced by an Award Agreement that specifies the Exercise Price, the duration of the Option, the number of Shares to which the Option pertains, the manner, time and rate of exercise or vesting of the Option, and such other provisions as the Committee determines. The Award Agreement will also specify whether the Option is intended to be an ISO or an NQSO, and whether Restoration Options will be granted.

              6.3    Exercise Price.    The Exercise Price for each share subject to an Option will be at least one hundred percent of the Fair Market Value on the date the Option is granted.

              6.4    Duration of Options.    Each Option will expire at the time determined by the Committee at the time of grant, but no later than the tenth anniversary of the date of its grant.

              6.5    Dividend Equivalents.    The Committee may, but will not be required to, grant payments in connection with Options that are equivalent to dividends declared and paid on the Shares underlying the Options. Such dividend equivalent payments may be made in cash or in Shares upon such terms as the Committee, in its sole discretion, deems appropriate.

              6.6    Exercise of Options.    Options will be exercisable at such times and be subject to such restrictions and conditions as the Committee in each instance approves, which need not be the same for each Award or for each Participant.

              6.7    Payment.    The holder of an Option may exercise the Option only by delivering a written notice of exercise to the Company setting forth the number of Shares as to which the Option is to be exercised, together with full payment at the Exercise Price for the Shares and any withholding tax relating to the exercise of the Option.

              The Exercise Price and any related withholding taxes will be payable to the Company in full either: (a) in cash, or its equivalent, in United States dollars; (b) if permitted in the governing Award Agreement, by tendering (i) Shares acquired outside of the Plan (or the Prior Plan), owned by the Participant for at least six months, and duly endorsed for transfer to the Company, or (ii) any combination of cash, certified or cashier's check and Shares described in this clause (b); or (c) by any other means the Committee determines to be consistent with the Plan's purposes and applicable law. Cashless exercise must meet the requirements of the Federal Reserve Board's Regulation T and any applicable securities law restrictions. In a "cashless" exercise, the Participant notifies the Company or its designated administrator of his or her intent to exercise, and the Company is instructed to deliver the Share issuable on exercise to a broker, who sells the Shares and holds back the exercise price (and, often, the federal and state withholdings). No more than the minimum required withholding may be satisfied by the tender of Shares.

              6.8    Special Provisions for ISOs.    Notwithstanding any other provision of this Article 6, the following special provisions shall apply to any award of Incentive Stock Options:

    (a)
    The Committee may award Incentive Stock Options only to Employees.

    (b)
    An Option will not constitute an Incentive Stock Option under this Plan to the extent it would cause the aggregate Fair Market Value of Common Stock with respect to which Incentive Stock Options are exercisable by the Participant for the first time during a calendar year (under all plans of the Company and its Affiliates) to exceed $100,000.

    (c)
    If the Employee to whom the Incentive Stock Option is granted is a Ten Percent Owner of the Company, then: (i) the exercise Price for each share subject to an Option will be at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock on the Effective Date of the Award; and (ii) the Option will expire upon the earlier of (A) the time specified by the Committee in the Award Agreement, or (B) the fifth anniversary of the date of grant.

    (d)
    No Option that is intended to be an Incentive Stock Option may be granted under the Plan until the Company's stockholders approve the Plan. If such stockholder approval is not obtained within 12 months after the Board's adoption of the Plan, then no Stock Options may be granted under the Plan that are intended to be Incentive Stock Options.

    (e)
    The maximum number of shares of Common Stock with respect to which any one Participant may be granted by Options that are intended to be Incentive Stock Options in any one calendar year will be 100,000.

    (f)
    An Incentive Stock Option must be exercised, if at all, within three months after the Participant's Termination of Service for a reason other than death or Disability and within twelve months after the Participant's Termination of Service for death or Disability.

    (g)
    For purposes of this Section, "Ten Percent Owner" means an individual who, at the time a Stock Option is granted under this Plan, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Affiliate.

              6.9    Restoration Options.    The Committee may provide for Restoration Options in the Award Agreement evidencing an Option. Any restoration feature will be subject to the following requirements:

    (a)
    it must not be added to an already outstanding Option, but must be part of the Option as originally granted;

    (b)
    the restoration must be automatic, not subject to the discretion of the Committee or anyone else;

    (c)
    it must have an Exercise Price at least equal to the Fair Market Value of a Share at the time of restoration;

    (d)
    it may be granted with respect only to previously-owned Shares used to pay the Exercise Price of the original Option, and only if the Participant has owned the Shares used to pay the Exercise Price for at least six months;

    (e)
    the Award Agreement that contains the restoration feature must not permit multiple restorations (i.e., no Restoration Options may be granted on Shares acquired through Restoration Options) and must subject any Restoration Option to a vesting period of at least six months; and

    (f)
    it must limit the duration of Restoration Options, by providing that a Restoration Option expires at the same time as the initial Option would have.

              6.10    Restrictions on Share Transferability.    The Committee may impose such restrictions on any Shares acquired through exercise of an Option as it deems necessary or advisable, including, without limitation, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which the Shares are then listed or traded, and under any blue sky or state securities laws applicable to the Shares.

              6.11    Termination of Service.    Each Option Award Agreement will set forth the extent to which the Participant has the right to exercise the Option after his or her termination of employment with the Company and all Affiliates. These terms will be determined by the Committee in its sole discretion, need not be uniform among all Options, and may reflect, among other things, distinctions based on the reasons for termination of employment.

              SECTION 7    Article 7.    Stock Appreciation Rights

              7.1    Grant of SARs.    Subject to the terms and conditions of the Plan, SARs may be granted to Participants at any time and from time to time, as determined by the Committee. The Committee may grant Freestanding SARs, Tandem SARs or any combination of the two, as specified in the Award Agreement.

              Within the limits of Article 4, the Committee will have sole discretion to determine the number of SARs granted to each Participant and, consistent with the provisions of the Plan, to determine the terms and conditions pertaining to SARs.

              The grant price of a Freestanding SAR will equal the Fair Market Value of a Share on the date of grant of the SAR. The grant price of a Tandem SAR will equal the per Share Exercise Price of the Option to which it relates.

              7.2    Exercise of Tandem SARs.    Tandem SARs may be exercised for all or part of the Shares subject to the related Option, upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable.

              7.3    Exercise of Freestanding SARs.    Subject to the provisions of the Plan, Freestanding SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes.

              7.4    Award Agreement.    Each SAR grant will be evidenced by an Award Agreement that specifies the grant price, the term of the SAR, whether settlement of the SAR will be made in cash or Shares, and such other provisions as the Committee determines.

              7.5    Term of SARS.    The term of an SAR will be determined by the Committee, in its sole discretion, but may not exceed ten years.

              7.6    Payment of SAR Amount.    Upon exercise of an SAR, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying:

    (a)
    the excess (or some portion of the excess as determined at the time of the grant by the Committee) if any, of the Fair Market Value of a Share on the date of exercise of the SAR over the grant price specified in the Award Agreement; by

    (b)
    the number of Shares as to which the SAR is exercised.

At the discretion of the Participant, the payment upon SAR exercise may be made in cash, in Shares of equivalent Fair Market Value or in some combination of the two.

              7.7    Termination of Employment.    Each SAR Award Agreement will set forth the extent to which the Participant has the right to exercise the SAR after his or her termination of employment with the Company and all Affiliates. These terms will be determined by the Committee in its sole discretion, need not be uniform among all SARs issued under the Plan, and may reflect, among other things, distinctions based on the reasons for termination of employment.

              SECTION 8    Article 8.    Restricted Stock and Restricted Stock Units

              8.1    Grant of Restricted Stock or Restricted Stock Units.    Subject to the terms and provisions of the Plan, the Committee may, at any time and from time to time, grant Restricted Stock or Restricted Stock Units to Participants in such amounts as it determines.

              8.2    Deferral of Compensation into Restricted Stock Units.    Subject to the terms and provisions of the Plan, the Committee may, at any time and from time to time, allow (or require, as to bonuses) selected Participants to defer the payment of any portion of their salary or annual bonuses or both pursuant to this section. A Participant's deferral under this section will be credited to the Participant in the form of Restricted Stock Units. The Committee will establish rules and procedures for the deferrals, as it deems appropriate.

              In consideration for forgoing compensation, the number of Restricted Stock Units granted to the Participant may be increased. If a Participant's compensation is deferred under this Section 8.2, he or she will be credited with a number of Restricted Stock Units equal to the amount of the deferral (increased as described above) divided by the Fair Market Value on that date.

              8.3    Award Agreement.    Each grant of Restricted Stock or Restricted Stock Units may be evidenced by an Award Agreement that specifies the Restriction Periods, the number of Shares or Share equivalent units granted, and such other provisions as the Committee determines.

              8.4    Other Restrictions.    Subject to Article 11, the Committee may impose such other conditions or restrictions on any Restricted Stock or Restricted Stock Units as it deems advisable including, without limitation, restrictions based upon the achievement of specific performance objectives (Company-wide, business unit, individual, or any combination of them), time-based restrictions on vesting, and restrictions under applicable federal or state securities laws. The Committee may provide that restrictions established under this Section 8.4 as to any given Award will lapse all at once or in installments.

              The Company will retain the certificates representing Shares of Restricted Stock in its possession until all conditions and restrictions applicable to the Shares have been satisfied.

              8.5    Payment of Awards.    Except as otherwise provided in this Article 8, Shares covered by each Restricted Stock grant will become freely transferable by the Participant after the last day of the applicable Restriction Period, and Share equivalent units covered by a Restricted Stock Unit will be paid out in cash or Shares to the Participant following the last day of the applicable Restriction Period, or on a later date specified in writing.

              8.6    Voting Rights.    During the Restriction Period, Participants holding Shares of Restricted Stock may exercise full voting rights with respect to those Shares.

              8.7    Dividends and Other Distributions.    During the Restriction Period, Participants awarded Shares of Restricted Stock or Restricted Stock Units hereunder will be credited with regular cash dividends or dividend equivalents paid on those Shares or with respect to those Share equivalent units. Dividends may be paid currently, accrued as contingent cash obligations, or converted into additional Shares of Restricted Stock, upon such terms as the Committee establishes.

              The Committee may apply any restrictions it deems advisable to the crediting and payment of dividends and other distributions. Without limiting the generality of the preceding sentence, if the grant or vesting of Restricted Stock is designed to qualify for the Performance-Based Exception, the Committee may apply any restrictions it deems appropriate to the payment of dividends declared with respect to the Restricted Stock, so that the dividends and the Restricted Stock continue to be eligible for the Performance-Based Exception.

              8.8    Termination of Employment.    The Award Agreement or other written instrument will set forth the extent to which the Participant has the right to retain unvested Restricted Stock or Restricted Stock Units after his or her termination of employment with the Company or an Affiliate. These terms will be determined by the Committee in its sole discretion, need not be uniform among all Awards of Restricted Stock, and may reflect, among other things, distinctions based on the reasons for termination of employment.

              SECTION 9    Article 9.    Performance Shares

              9.1    Grant of Performance Shares.    Subject to the terms of the Plan, Performance Shares may be granted to Participants in such amounts and upon such terms, and at any time and from time to time, as the Committee determines. The Award of Performance Shares may be based on the Participant's attainment of performance objectives, or the vesting of an Award of Performance Shares may be based upon the Participant's attainment of performance objectives, each as described in Article 9.

              9.2    Value of Performance Shares.    Each Performance Share will have an initial value equal to the Fair Market Value on the date of grant. The Committee will set performance objectives in its discretion which, depending on the extent to which they are met, will determine the number or value (or both) of Performance Shares that will be paid out to the Participant. For purposes of this Article 9, the time period during which the performance objectives must be met will be called a "Performance Period" and will be set by the Committee in its discretion.

              9.3    Earning of Performance Shares.    Subject to the terms of this Plan, after the applicable Performance Period has ended, the holder of Performance Shares will be entitled to receive payout on the number and value of

Performance Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance objectives have been achieved.

              9.4    Award Agreement.    Each grant of Performance Shares will be evidenced by an Award Agreement specifying the material terms and conditions of the Award (including the form of payment of earned Performance Shares), and such other provisions as the Committee determines.

              9.5    Form and Timing of Payment of Performance Shares.    Except as provided in Article 12, payment of earned Performance Shares will be made as soon as practicable after the close of the applicable Performance Period, in a manner determined by the Committee in its sole discretion. The Committee will pay earned Performance Shares in the form of cash, in Shares, or in a combination of cash and Shares, as specified in the Award Agreement. Performance Shares may be paid subject to any restrictions deemed appropriate by the Committee.

              9.6    Termination of Employment Due to Death or Disability.    Unless determined otherwise by the Committee and set forth in the Participant's Award Agreement, if a Participant's employment is terminated by reason of death or Disability during a Performance Period, the Participant will receive a prorated payout of the Performance Shares, as specified by the Committee in its discretion in the Award Agreement. Payment of earned Performance Shares will be made at a time specified by the Committee in its sole discretion and set forth in the Participant's Award Agreement.

              9.7    Termination of Employment for Other Reasons.    If a Participant's employment terminates during a Performance Period for any reason other than death or Disability, the Participant will forfeit all Performance Shares to the Company, unless the Participant's Award Agreement provides otherwise.

              SECTION 10    Article 10.    Performance Measures

              Unless and until the Committee proposes and the Company's stockholders approve a change in the general performance measures set forth in this Article 10, the performance measure(s) to be used for purposes of Awards designed to qualify for the Performance-Based Exception will be chosen from among the following alternatives:

    (a)
    net earnings;

    (b)
    operating earnings or income;

    (c)
    earnings growth;

    (d)
    net income (absolute or competitive growth rates comparative);

    (e)
    net income applicable to Common Stock;

    (f)
    cash flow, including operating cash flow, free cash flow, discounted cash flow return on investment, and cash flow in excess of cost of capital;

    (g)
    earnings per Share;

    (h)
    return on stockholders equity (absolute or peer-group comparative);

    (i)
    stock price (absolute or peer-group comparative);

    (j)
    absolute and/or relative return on common stockholders equity;

    (k)
    absolute and/or relative return on capital;

    (l)
    absolute and/or relative return on assets;

    (m)
    economic value added (income in excess of cost of capital);

    (n)
    customer satisfaction;

    (o)
    expense reduction;

    (p)
    earnings before income tax, deductions and amortization;

    (q)
    safety goals; and

    (r)
    ratio of operating expenses to operating revenues.

              The Committee will have the discretion to adjust targets set for preestablished performance objectives; however, Awards designed to qualify for the Performance-Based Exception may not be adjusted upward, except to the extent permitted under Code Section 162(m), to reflect accounting changes or other events.

              If Code Section 162(m) or other applicable tax or securities laws change to allow the Committee discretion to change the types of performance measures without obtaining stockholder approval, the Committee will have sole discretion to make such changes without obtaining stockholder approval. In addition, if the Committee determines it is advisable to grant Awards that will not qualify for the Performance-Based Exception, the Committee may grant Awards that do not so qualify.

              SECTION 11    Article 11.    Beneficiary Designation

              Each Participant may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case the Participant should die before receiving any or all of his or her Plan benefits. Each beneficiary designation will revoke all prior designations by the same Participant, must be in a form prescribed by the Committee, and must be made during the Participant's lifetime. If the Participant's designated beneficiary predeceases the Participant or no beneficiary has been designated, benefits remaining unpaid at the Participant's death will be paid to the Participant's estate or other entity described in the Participant's Award Agreement.

              SECTION 12    Article 12.    Deferrals

              The Committee may permit or require a Participant to defer receipt of cash or Shares that would otherwise be due to him or her by virtue of an Option or SAR exercise, the lapse or waiver of restrictions on Restricted Stock, or the satisfaction of any requirements or objectives with respect to Performance Shares. If any such deferral election is permitted or required, the Committee will, in its sole discretion, establish rules and procedures for such deferrals. Notwithstanding the foregoing, the Committee in its sole discretion may defer payment of cash or the delivery of Shares that would otherwise be due to a Participant under the Plan if payment or delivery would result in the Company's or an Affiliate's being unable to deduct compensation under Code Section 162(m). Deferral of payment or delivery by the Committee may continue until the Company or Affiliate is able to deduct the payment or delivery under the Code.

              SECTION 13    Article 13.    Rights of Participants

              13.1    Employment and Service.    Nothing in the Plan will interfere with or limit in any way the right of the Company or any Affiliate to terminate any Participant's employment at any time, or confer upon any Participant any right to continue in the employ of the Company or any Affiliate.

              13.2    Participation.    No Employee or Director will have the right to receive an Award under this Plan, or, having received any Award, to receive a future Award.

              SECTION 14    Article 14.    Change in Control

              In the event of a Change in Control that is a merger or consolidation in which the Company is not the surviving corporation or that results in the acquisition of substantially all the Company's outstanding Shares by a single person or entity or by a group of persons or entities acting in concert, or in the event of a sale or transfer of all or substantially all of the Company's assets (a "Covered Transaction"), the Committee shall have the discretion to provide for the termination of all outstanding Options as of the effective date of the Covered Transaction; provided, that, if the Covered Transaction follows a Change in Control or would give rise to a Change in Control, no Option will be so terminated (without the consent of the Participant) prior to the expiration of twenty (20) days following the later of (i) the date on which the Award became fully exercisable and (ii) the date on which the Participant received written notice of the Covered Transaction.

              SECTION 15    Article 15.    Amendment, Modification and Termination

              15.1    Amendment, Modification and Termination.    The Committee may at any time and from time to time, alter, amend, modify or terminate the Plan in whole or in part. The Committee will not, however, increase the number of Shares that may be issued or transferred to Participants under the Plan, as described in the first sentence of Section 4.1 (and subject to adjustment as provided in Sections 4.2 and 4.3).

              Subject to the terms and conditions of the Plan, the Committee may modify, extend or renew outstanding Awards under the Plan, or accept the surrender of outstanding Awards (to the extent not already exercised) and grant new Awards in substitution of them (to the extent not already exercised); provided, however, that the Committee may not accept the surrender of outstanding Awards and grant new Awards in substitution of them at a lower exercise price without the approval of the Company's stockholders. The Committee will not, however, modify any outstanding Option so as to specify a lower Exercise Price, without the approval of the Company's stockholders. Notwithstanding the foregoing, no modification of an Award will, without the prior written consent of the Participant, alter or impair any rights or obligations under any Award already granted under the Plan.

              15.2    Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events.    In recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4.3) affecting the Company or its financial statements, or in recognition of changes in applicable laws, regulations, or accounting principles, and, whenever the Committee determines that adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, the Committee may, using reasonable care, make adjustments in the terms and conditions of, and the criteria included in, Awards. In case of an Award designed to qualify for the Performance-Based Exception, the Committee will take care not to make an adjustment that would disqualify the Award.

              15.3    Awards Previously Granted.    No termination, amendment or modification of the Plan will adversely affect in any material way any Award already granted, without the written consent of the Participant who holds the Award.

              15.4    Compliance with Code Section 162(m).    Awards will comply with the requirements of Code Section 162(m), unless the Committee determines that such compliance is not desired with respect to an Award available for grant under the Plan. In addition, if changes are made to Code Section 162(m) to permit greater flexibility as to any Award available under the Plan, the Committee may, subject to this Article 15, make any adjustments it deems appropriate.

              SECTION 16    Article 16.    Withholding

              The Company will have the power and the right to deduct or withhold, or require a Participant to remit to the Company, the minimum amount necessary to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising under this Plan. No Award Agreement will permit Restoration Options to be granted in connection with any Shares used to pay a tax withholding obligation.

              SECTION 17    Article 17.    Indemnification

              Each person who is or has been a member of the Committee or the Board will be indemnified and held harmless by the Company from and against any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or as a result of any claim, action, suit or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken, or failure to act, under the Plan. Each such person will also be indemnified and held harmless by the Company from and against any and all amounts paid by him or her in a settlement approved by the Company, or paid by him or her in satisfaction of any judgment, of or in a claim, action, suit or proceeding against him or her and described in the previous sentence, so long as he or she gives the Company an opportunity, at its own expense, to handle and defend the claim, action, suit or proceeding before he or she undertakes to handle and defend it. The foregoing right of indemnification will not be exclusive of any other rights of indemnification to which a person who is or has been a member of the Committee or the Board may be entitled under the Company's Articles of Incorporation or By-Laws, as a matter of law, or otherwise, or any power that the Company may have to indemnify him or her or hold him or her harmless.

              SECTION 18    Article 18.    Successors

              All obligations of the Company under the Plan or any Award Agreement will be binding on any successor to the Company, whether the existence of the successor results from a direct or indirect purchase of all or substantially all of the business or assets of the Company or both, or a merger, consolidation, or otherwise.

              SECTION 19    Article 19.    Breach of Restrictive Covenants

              An Award Agreement may provide that, notwithstanding any other provision of this Plan to the contrary, if the Participant breaches the competition, nonsolicitation or nondisclosure provisions of the Award Agreement, whether during or after termination of Service, the Participant will forfeit:

    (a)
    any and all Awards granted or transferred to him or her under the Plan, including Awards that have become vested and exercisable; and

    (b)
    the profit the Participant has realized on the exercise of any Options, which is the difference between the Exercise Price of the Options and the applicable Fair Market Value of the Shares (the Participant may be required to repay such difference to the Company).

              SECTION 20    Article 20.    Nontransferability of Awards.

              Except as otherwise provided in a Participant's Award Agreement, no Option, SAR, Performance Share, Restricted Stock, or Restricted Stock Unit granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution, or pursuant to a domestic relations order (as defined in Code Section 414(p)). All rights with respect to Performance Shares, Restricted Stock and Restricted Stock Units will be available during the Participant's lifetime only to the Participant or his or her guardian or legal representative. Except as otherwise provided in a Participant's Award Agreement, all Options and SARs will be exercisable during the Participant's lifetime only by the Participant or his or her guardian or legal representative. The Committee may, in its discretion, require a Participant's guardian or legal representative to supply it with the evidence the Committee deems necessary to establish the authority of the guardian or legal representative to act on behalf of the Participant.

  (a)
  Notwithstanding the foregoing, with respect to any Non-Qualified Stock Options, each Participant shall be permitted at all times to transfer any or all of the Options, or, in the event the Options have not yet been issued to the Participant, the Company shall be permitted to issue any or all of the Options, to certain trusts designated by the Participant as long as such transfer or issuance is made as a gift (i.e., a transfer for no consideration, with donative intent), whether during lifetime or to take effect upon (or as a consequence of) his death, to his spouse or children. Gifts in trust shall be deemed gifts to every beneficiary and contingent beneficiary, and so shall not be permitted under this Section if the beneficiaries or contingent beneficiaries shall include anyone other than such spouse or children. Transfers to a spouse or child for consideration, regardless of the amount, shall not be permitted under this Section.

  (b)
  Any Options issued or transferred under this subsection shall be subject to all terms and conditions contained in the Plan and the applicable Award Agreement. If the Committee makes an Option transferable, such Option shall contain such additional terms and conditions, as the Committee deems appropriate.

              SECTION 21    Article 21.    Legal Construction

              21.1    Number.    Except where otherwise indicated by the context, any plural term used in this Plan includes the singular and a singular term includes the plural.

              21.2    Severability.    If any provision of the Plan is held illegal or invalid for any reason, the illegality or invalidity will not affect the remaining parts of the Plan, and the Plan will be construed and enforced as if the illegal or invalid provision had not been included.

              21.3    Requirements of Law.    The granting of Awards and the issuance of Share or cash payouts under the Plan will be subject to all applicable laws, rules, and regulations, and to any approvals by governmental agencies or national securities exchanges as may be required.

              21.4    Securities Law Compliance.    As to any individual who is, on the relevant date, an officer, director or ten percent beneficial owner of any class of the Company's equity securities that is registered pursuant to Section 12 of the Exchange Act, all as defined under Section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 under the Exchange Act, or any successor rule. To the extent any provision of the Plan or action by the Committee fails to so comply, it will be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

              21.5    Awards to Foreign Nationals and Employees Outside the United States.    To the extent the Committee deems it necessary, appropriate or desirable to comply with foreign law of practice and to further the purposes of this Plan, the Committee may, without amending the Plan, (i) establish rules applicable to Awards granted to Participants who are foreign nationals, are employed outside the United States, or both, including rules that differ from those set forth in this Plan, and (ii) grant Awards to such Participants in accordance with those rules.

              21.6    Unfunded Status of the Plan.    The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments or deliveries of Shares not yet made to a Participant by the Company, the Participant's rights are no greater than those of a general creditor of the Company. The Committee may authorize the establishment of trusts or other arrangements to meet the obligations created under the Plan, so long as the arrangement does not cause the Plan to lose its legal status as an unfunded plan.

              21.7    Governing Law.    To the extent not preempted by federal law, the Plan and all agreements hereunder will be construed in accordance with and governed by the laws of the State of Delaware.

Appendix II

SMURFIT-STONE CONTAINER CORPORATION
NON-EMPLOYEE DIRECTOR DEFERRED COMPENSATION PLAN

              SECTION 1 Purpose.

              The purpose of the Smurfit-Stone Container Corporation Non-employee Director Deferred Compensation Plan (the "Plan") is to promote the interest of Smurfit-Stone Container Corporation (the "Company") and its shareholders by (a) providing deferred equity compensation to Non-employee Directors of the Company; (b) permitting Non-employee Directors to defer the receipt of all or a portion of their cash compensation, and (c) permitting Non-employee Directors to receive all or a portion of their deferred compensation in the form of Shares.

              SECTION 2 Definitions.

              As used in the Plan, the following terms shall have the meanings set forth below:

              "Affiliate" means (i) any entity that, directly or indirectly, is controlled by the Company and (ii) any entity in which the Company has a significant equity interest, in either case as determined by the Committee.

              "Board" means the Board of Directors of the Company.

              "Committee" means the Compensation Committee of the Board or any one or more other committees of the Board, which in any case have been designated by the Board to administer the Plan. In the absence of any such delegation to the Compensation or other committee, references herein to the Committee shall refer to the Board.

              "Common Stock" means the Company's common stock, par value $.01 per share.

              "Deferral Election" means an election to defer payment of compensation made by a Participant under Section 8.

              "Exchange Act" shall mean the U.S. Securities Exchange Act of 1934, as amended.

              "Fair Market Value" shall mean, as of any given date and except as otherwise expressly provided by the Committee, the closing price of a Share on the NASDAQ National Market on the last preceding day on which a sale of shares occurred.

              "Non-employee Director" means a member of the Board who is not an officer or employee of the Company or of any of its subsidiaries.

              "Participant" means any Non-employee Director who has made an election under Section 8 of the Plan or with respect to whom a Deferred Compensation Account has been established.

              "Person" means any individual, corporation, company, association, joint-stock company, trust, unincorporated organization, government or political subdivision thereof or other entity.

              "RSU" means a restricted stock unit, the medium in which deferred compensation other than cash is credited to a Participant's Deferral Account, which shall be comparable to one Share.

              "Share" means one share of Common Stock.

              SECTION 3 Administration.

              (a)    Authority of Committee. The Plan shall be administered by the Committee. Subject to the terms of the Plan and applicable law, in addition to other express powers and authorizations conferred on the Committee by the Plan, and except as otherwise limited by the Board, the Committee shall have full power and authority to (i) interpret and administer the Plan; (ii) establish, amend, suspend, or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (iii) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

              (b)    Committee Discretion Binding. Unless otherwise expressly provided in the Plan, all determinations, interpretations, and other decisions under or with respect to the Plan shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive, and binding upon all Persons, including the Company, any Affiliate, any Participant, any Shareholder and any Non-employee Director.

              SECTION 4 Shares Available.

              (a)    Shares Available. Subject to adjustment as provided in Section 4(b), there are hereby reserved for issuance under the Plan 150,000 Shares.

              (b)    Antidilution. In the event that the Committee determines that any distribution (whether in the form of cash, securities or other property), recapitalization, reorganization, consolidation, combination, repurchase, or exchange of securities of the Company, issuance of warrants or other rights to purchase equity interests or other securities of the Company, or other similar transaction or event affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee may, in such manner as it may deem equitable, adjust any or all of (i) the number of Shares or other securities of the Company which may be issued under Section 4(a) or (ii) the number of Units credited to Participants' Deferred Compensation Accounts.

              SECTION 5 Shareholder Approval.

              Notwithstanding anything to the contrary contained in the Plan, all grants of RSUs under Sections 7 and 8 are subject to the Plan's approval by the shareholders of the Company.

              SECTION 6 Eligibility.

              Each individual elected, reelected or continuing as a Non-employee Director shall be eligible to participate in the Plan.

              SECTION 7 Deferred Stock Compensation.

              At the date of the annual meeting of the Company each year, each Non-employee Director shall be awarded deferred stock compensation in the form of RSUs. On such annual meeting date, a Participant's deferred stock compensation will be converted into a number of whole RSUs determined by dividing the dollar amount of such deferred stock compensation by the Fair Market Value, rounded up to the nearest whole number of RSUs.

              SECTION 8 Deferral Elections.

              Each Non-employee Director may elect to defer payment of all or a portion of his annual cash compensation, committee fees and/or meeting fees as provided hereunder. A Participant's Deferral Election shall be in writing and shall designate (i) the type and percent of fees and/or annual cash compensation to be deferred and (ii) the portion to be paid in cash and the portion to be paid in Shares. The portion, if any, to be paid in Shares will be converted into a number of whole RSUs determined by dividing the dollar amount of such deferred cash compensation by the Fair Market Value as of the date such amount would have been paid, rounded up to the nearest whole number of RSUs. A Participant's Deferral Election will become effective on the first business day of the calendar quarter following the date on which the Deferral Election is received by the Committee. The Deferral Election shall be irrevocable unless modified or revoked as provided in this paragraph. In order to modify or revoke a Deferral Election, the Non-employee Director must complete and deliver to the Committee a Change of Deferral Election form providing that said modification or revocation shall be effective with respect to the annual retainer and/or fees payable on or after the first calendar quarter which begins at least six months following the date the Committee receives the Change of Deferral Election form.

              SECTION 9 Deferred Compensation Accounts.

              A Participant's deferred stock compensation converted to RSUs shall be credited by the Company to the Participant's Deferred Compensation Account as of the date of the annual meeting for which it is awarded. Cash compensation deferred by a Participant under the Plan, whether deferred as RSUs or dollar amounts, shall be credited by the Company to the Participant's Deferred Compensation Account as of the dates such amounts would have been paid to the Participant but for his Deferral Election. Deferred cash compensation deferred as dollar amounts shall be credited with such reasonable interest as determined by the Committee in its sole discretion.

              A Participant's Deferred Compensation Account shall be fully vested at all times.

              SECTION 10 Time and Method of Payment.

              (a)    Except as provided in this paragraph, a Participant's deferred stock compensation converted into RSUs under Section 8 shall be distributed to the Participant as soon as practicable following the earlier of (i) the third anniversary of the date of award, or (ii) the date he terminates service as a Non-employee Director. A Participant may elect, prior to the third anniversary of the date of award in accordance with procedures established by the Committee, to defer payment of his deferred stock compensation to the date he terminates service as a Non-employee Director. At the time of distribution of deferred stock compensation, RSUs attributable to deferred stock compensation in the Participant's Deferred Compensation Account shall be cancelled and a number of Shares equal to the number of such RSUs shall be distributed to him.

              (b)    All amounts standing to the credit of a Participant's Deferred Compensation Account attributable to deferred cash compensation shall be paid in a single sum as soon as practicable following the date he terminates service as a Non-employee Director. Such amounts shall be distributed to the Participant by the Company in cash or Shares, in accordance with the Participant's Deferral Election. At the time of distribution all RSUs attributable to deferred cash compensation in the Participant's Deferred Compensation Account shall be cancelled and a number of Shares equal to the number of such RSUs shall be distributed to him.

              (c)    All amounts credited to a Participant's Deferred Compensation Account shall be paid to the Participant if then living. All amounts credited to a Participant's Deferred Compensation Account at the time of his or her death shall be paid pursuant to Section 11.

              (d)    If a Participant is required to pay federal (or state) income tax on all or any portion of the amount credited to his Deferred Compensation Account prior to the time it is actually distributed or made available to him, such portion of his Deferred Compensation Account shall be paid to him under the Plan upon written request.

              SECTION 11 Payments After Death.

              Each Participant may designate, from time to time, a beneficiary or beneficiaries (who may be named contingently or successively) to whom any amounts that remain credited to the Participant's Deferred Compensation Account at the time of his death shall be paid. All such amounts shall be paid in a single sum in the form in which they would have been paid to the Participant as soon as practicable after such Participant's death. Each such designation shall revoke all prior designations by the same Participant, except to the extent otherwise specifically noted, shall be in a form prescribed by the Committee, and shall be effective only when filed by the Participant in writing with the Committee during his lifetime. Any amounts that remain credited to a Participant's Deferred Compensation Account at the time of his death which are not payable to a designated beneficiary shall be paid to the estate of such Participant in a single lump sum as soon as practicable after the death of such Participant.

              SECTION 12 Amendment and Termination.

              The Board or, if so authorized by the Board, the Committee, may amend, alter, suspend, discontinue, or terminate the Plan or any portion thereof at any time; provided that no such amendment, alteration, suspension, discontinuation or termination shall be made without the approval of the shareholders of the Company if such approval is necessary to comply with any tax or regulatory requirement for which or with which the Board deems it necessary or desirable to qualify or comply. Notwithstanding anything to the contrary herein, the Board or, if so authorized by the Board, the Committee may amend the Plan in such manner as may be necessary so as to have the Plan conform with local rules and regulations in any jurisdiction outside the United States.

              SECTION 13 Miscellaneous.

              (a)    Share Certificates. All certificates for Shares or other securities of the Company or any Affiliate delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock market or exchange upon which such Shares or other securities are then listed or traded, and any applicable Federal or state laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

              (b)    Limits on Transfer. Amounts payable under the Plan shall not be transferable by the Participant or beneficiary other than by will or the laws of descent and distribution.

              (c)    Delegation. Subject to the terms of the Plan and applicable law, the Committee, if so authorized by the Board, may delegate to one or more officers or managers of the Company or any Affiliate, or to a committee of such officers or managers, the authority, subject to the terms and limitations as the Committee, as authorized by the Board, shall determine, to make all decisions of a ministerial nature in connection with the operation of the Plan.

              (d)    No Right to Directorship. Neither the Plan nor any action pursuant thereto shall be construed as giving any Non-employee Director a right to be retained in the service of the Company. The adoption of this Plan shall not affect any other compensation, retirement or other benefit plan or program in effect for the Company.

              (e)    No Rights as Shareholder. No Participant or beneficiary shall have any rights as a shareholder with respect to any Shares to be distributed under the Plan until he or she has become the holder of such Shares.

              (f)    Governing Law. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the internal laws of the State of Delaware.

              (g)    Severability. If any provision of the Plan is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any Person, or would disqualify the Plan under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan, such provision shall be stricken as to such jurisdiction or Person and the remainder of the Plan shall remain in full force and effect.

              (h)    Additional Powers. The Committee may refuse to issue or transfer any Shares if, acting in its sole discretion, it determines that the issuance or transfer of such Shares might violate any applicable law or regulation or entitle the Company to recover the same under Section 16(b) of the Exchange Act. Without limiting the generality of the foregoing, no payment of Shares hereunder shall be construed as an offer to sell securities of the Company, and no such offer shall be outstanding, unless and until the Committee in its sole discretion has determined that any such offer, if made, would be in compliance with all applicable requirements of the U.S. federal securities laws and any other laws to which such offer, if made, would be subject.

              (i)    No Trust or Fund Created. The Plan shall not create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to the Plan, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

              (j)    No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan, and the Committee shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

              (k)    Headings. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

              SECTION 14 Effective Date of the Plan.

              This Plan shall be effective May 8, 2003, subject to the Plan's approval by the shareholders of the Company.

This proxy will be voted "FOR" Items 1 through 4 and "AGAINST" Item 5 if no instruction to the contrary is indicated. If any other business is presented at the meeting, this proxy will be voted in accordance with the recommendation of management. Please date, sign and mail this proxy in the enclosed envelope. No postage is required.	Please Mark Here for Address Change or Comments	☐
SEE REVERSE SIDE
1.	Election of Directors:	FOR all nominees ☐	WITHHOLD AUTHORITY to vote for all nominees ☐	2.	Ratification of the appointment of Ernst & Young LLP as independent auditors for the Company for 2004.	FOR ☐	AGAINST ☐	ABSTAIN ☐
	Nominees: 01 James R. Boris 02 Alan E. Goldberg 03 William T. Lynch, Jr. 04 Patrick J. Moore 05 James J. O'Connor 06 Jerry K. Pearlman 07 Thomas A. Reynolds, III 08 William D. Smithburg			3.	Smurfit-Stone Container Corporation 2004 Long Term Incentive Plan	FOR ☐	AGAINST ☐	ABSTAIN ☐
				4.	Smurfit-Stone Container Corporation Non-Employee Director Deferred Compensation Plan	FOR ☐	AGAINST ☐	ABSTAIN ☐

INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the line below.				5.	Stockholder Proposal	FOR ☐	AGAINST ☐	ABSTAIN ☐
(YOU ARE REQUESTED TO COMPLETE, SIGN AND RETURN THIS PROXY PROMPTLY UNLESS YOU VOTE YOUR SHARES BY TELEPHONE OR THE INTERNET)					I PLAN TO ATTEND THE MEETING			WILL ATTEND ☐
					Consenting to receive all future annual meeting materials and shareholder communications electronically is simple and fast! Enroll today at www.melloninvestor.com/ISD for secure online access to your proxy materials, statements, tax documents and other important shareholder correspondence.
Signature	Signature	Date
Please sign name or names exactly as appearing on this proxy. If signing as a representative, please indicate capacity.
—FOLD AND DETACH HERE—

Vote by Internet or Telephone or Mail
24 Hours a Day, 7 Days a Week

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to annual meeting day.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet http://www.eproxy.com/sscc Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.	OR	Telephone 1-800-435-6710 Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.	OR	Mail Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

If you vote your proxy by Internet or by telephone,
you do NOT need to mail back your proxy card.

You can view the Annual Report and Proxy Statement on the internet at
www.smurfit-stone.com/files/proxy.pdf
<http://www.smurfit-stone.com/files/proxy.pdf> and
www.smurfit-stone.com/files/2003annualreport.pdf
<http://www.smurfit-stone.com/files/2003annualreport.pdf>

SMURFIT-STONE CONTAINER CORPORATION

Annual Meeting, May 12, 2004

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY

        The undersigned stockholder of Smurfit-Stone Container Corporation, a Delaware corporation, appoints CHARLES A. HINRICHS and CRAIG A. HUNT, or either of them, with full power to act alone, the true and lawful attorneys-in-fact of the undersigned, with full power of substitution and revocation, to vote all shares of stock of said Corporation which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at the Charles F. Knight Executive Education Center at Washington University in St. Louis, One Brookings Drive, St. Louis, Missouri, May 12, 2004 at 10:00 a.m. (Central Time) and at any adjournment or postponement thereof, with all the powers the undersigned would possess if personally present, as indicated on the reverse hereof.

(Continued and to be marked, dated and signed, on the other side)

Address Change/Comments (Mark the corresponding box on the reverse side)

—FOLD AND DETACH HERE—

You can now access your Smurfit-Stone Container Corporation account online.

        Access your Smurfit-Stone Container Corporation shareholder account online via Investor ServiceDirect® (ISD).

        Mellon Investor Services LLC, Transfer Agent for Smurfit-Stone Container Corporation, now makes it easy and convenient to get current information on your shareholder account.

• View account status	• View payment history for dividends
• View certificate history	• Make address changes
• View book-entry information	• Obtain a duplicate 1099 tax form
• Establish/change your PIN

Visit us on the web at http://www.melloninvestor.com

For Technical Assistance Call 1-877-978-7778 between 9am-7pm
Monday-Friday Eastern Time

This proxy will be voted "FOR" Items 1 through 4 and "AGAINST" Item 5 if no instruction to the contrary is indicated. If any other business is presented at the meeting, this proxy will be voted in accordance with the recommendation of management. Please date, sign and mail this proxy in the enclosed envelope. No postage is required.	Please Mark Here for Address Change or Comments	☐
SEE REVERSE SIDE
1.	Election of Directors:	FOR all nominees ☐	WITHHOLD AUTHORITY to vote for all nominees ☐	2.	Ratification of the appointment of Ernst & Young LLP as independent auditors for the Company for 2004.	FOR ☐	AGAINST ☐	ABSTAIN ☐
	Nominees: 01 James R. Boris 02 Alan E. Goldberg 03 William T. Lynch, Jr. 04 Patrick J. Moore 05 James J. O'Connor 06 Jerry K. Pearlman 07 Thomas A. Reynolds, III 08 William D. Smithburg			3.	Smurfit-Stone Container Corporation 2004 Long Term Incentive Plan	FOR ☐	AGAINST ☐	ABSTAIN ☐
				4.	Smurfit-Stone Container Corporation Non-Employee Director Deferred Compensation Plan	FOR ☐	AGAINST ☐	ABSTAIN ☐

INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the line below.				5.	Stockholder Proposal	FOR ☐	AGAINST ☐	ABSTAIN ☐
(YOU ARE REQUESTED TO COMPLETE, SIGN AND RETURN THIS PROXY PROMPTLY UNLESS YOU VOTE YOUR SHARES BY TELEPHONE OR THE INTERNET)					I PLAN TO ATTEND THE MEETING			WILL ATTEND ☐

Signature	Signature	Date
Please sign name or names exactly as appearing on this proxy. If signing as a representative, please indicate capacity.
—FOLD AND DETACH HERE—

Vote by Internet or Telephone or Mail
24 Hours a Day, 7 Days a Week

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to annual meeting day.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet http://www.eproxy.com/sscc Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.	OR	Telephone 1-800-435-6710 Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.	OR	Mail Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

If you vote your proxy by Internet or by telephone,
you do NOT need to mail back your proxy card.

You can view the Annual Report and Proxy Statement on the internet at
www.smurfit-stone.com/files/proxy.pdf
<http://www.smurfit-stone.com/files/proxy.pdf> and
www.smurfit-stone.com/files/2003annualreport.pdf
<http://www.smurfit-stone.com/files/2003annualreport.pdf>

SMURFIT-STONE CONTAINER CORPORATION
VOTING INSTRUCTION CARD

Annual Meeting, May 12, 2004

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY

        The undersigned Participant in the Smurfit-Stone Container Corporation Savings Plan, the Jefferson Smurfit Corporation Hourly Savings Plan, the Smurfit Packaging Corporation Savings Plan, the St. Laurent Paperboard Hourly Savings Plan or the Smurfit-Stone Container Corporation Hourly Savings Plan directs the Trustee to vote all shares of Smurfit-Stone Container Corporation, a Delaware corporation, which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at the Charles F. Knight Executive Education Center at Washington University in St. Louis, One Brookings Drive, St. Louis, Missouri, on May 12, 2004 at 10:00 a.m. (Central Time.) and at any adjournment or postponement thereof, with all the powers the undersigned would possess if personally present, as indicated on the reverse hereof. The Trustee is hereby directed to authorize the proxies to vote in their discretion upon such other matters as may properly come before the meeting and at any adjournment or postponement thereof.

(Continued and to be marked, dated and signed, on the other side)

Address Change/Comments (Mark the corresponding box on the reverse side)

—FOLD AND DETACH HERE—

YOUR VOTE IS IMPORTANT!

You can vote in one of three ways:

  1.
  Call toll-free 1-800-435-6710 using a touch-tone telephone and follow the instructions on the reverse side. There is NO CHARGE to you for this call.

  or

  2.
  Vote via the Internet. The Web address is http://www.eproxy.com/sscc

  or

  3.
  Mark, sign and date your Voting Instruction Card and return it promptly in the enclosed envelope.

QuickLinks

SMURFIT-STONE CONTAINER CORPORATION
FOR 2004 ANNUAL MEETING OF STOCKHOLDERS
Nominees for Directors to be Re-Elected at the 2004 Annual Meeting for Terms Expiring in 2005
SUMMARY COMPENSATION TABLE
OPTION GRANTS IN 2003
AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND YEAR-END OPTION VALUE
EXISTING EQUITY COMPENSATION PLAN INFORMATION
PROPOSAL 4—APPROVAL OF THE SMURFIT-STONE CONTAINER CORPORATION NON-EMPLOYEE DIRECTOR DEFERRED COMPENSATION PLAN
SMURFIT-STONE CONTAINER CORPORATION 2004 LONG TERM INCENTIVE PLAN TABLE OF CONTENTS
SMURFIT-STONE CONTAINER CORPORATION 2004 LONG TERM INCENTIVE PLAN
SMURFIT-STONE CONTAINER CORPORATION NON-EMPLOYEE DIRECTOR DEFERRED COMPENSATION PLAN